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                                                                   EXHIBIT 10.56

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                           LOAN AND SECURITY AGREEMENT

                                 by and between

                             KWP FINANCIAL IX, INC.

                                  as Borrower,

                                       and

                          FOOTHILL CAPITAL CORPORATION

                                    as Lender

                          Dated as of December 11, 2002

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                                TABLE OF CONTENTS


1.       DEFINITIONS AND CONSTRUCTION                                    1
         1.1      Definitions                                            1
         1.2      Accounting Terms                                      26
         1.3      Code                                                  26
         1.4      Construction                                          27
         1.5      Schedules and Exhibits                                27

2.       LOAN AND TERMS OF PAYMENT                                      27
         2.1      Revolver Advances                                     27
         2.2      Conversion to Term Loans; Required Payments           28
         2.3      Borrowing Procedures and Settlements                  29
         2.4      Payments                                              29
         2.5      Overadvances                                          31
         2.6      Interest Rates:  Rates, Payments, and Calculations    32
         2.7      Cash Management                                       33
         2.8      Crediting Payments                                    33
         2.9      Designated Account                                    34
         2.10     Maintenance of Loan Account; Loan Sub-Accounts;
                  Statements of Obligations                             34
         2.11     Fees                                                  35
         2.12     Capital Requirements                                  35

3. CONDITIONS; TERM OF AGREEMENT36

         3.1      Conditions Precedent to the Initial Extension of
                  Credit                                                36
         3.2      Conditions Precedent to a Purchase Advance            39
         3.3      Conditions Subsequent to the Initial Extension of
                  Credit                                                41
         3.4      Conditions Precedent to all Extensions of Credit      41
         3.5      Term                                                  42
         3.6      Effect of Termination                                 42
         3.7      Early Termination by Borrower                         42

4.       CREATION OF SECURITY INTEREST                                  43
         4.1      Grant of Security Interest                            43
         4.2      Negotiable Collateral                                 43
         4.3      Collection of Portfolio Loan Receivables,
                  Accounts, General Intangibles and Chattel Paper       43
         4.4      Delivery of Additional Documentation Required         43
         4.5      Power of Attorney                                     44
         4.6      Right to Inspect                                      44
         4.7      Control Agreements                                    45
         4.8      Portfolio Acquisition Documents                       45
         4.9      Portfolio Documents                                   45
         4.10     Borrower's Perfection                                 45
         4.11     Custodial Possession                                  46


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


5.       REPRESENTATIONS AND WARRANTIES                                 46
         5.1      No Encumbrances                                       46
         5.2      Eligible Portfolio Loan Receivables                   46
         5.3      Equipment                                             47
         5.4      Location of Books, Inventory and Equipment            47
         5.5      Portfolio Loan Receivables Records                    47
         5.6      Location of Chief Executive Office; FEIN              47
         5.7      Due Organization and Qualification; Subsidiaries      47
         5.8      Due Authorization; No Conflict                        48
         5.9      Litigation                                            49
         5.10     No Material Adverse Change                            49
         5.11     Fraudulent Transfer                                   49
         5.12     Employee Benefits                                     50
         5.13     Environmental Condition                               50
         5.14     Brokerage Fees                                        50
         5.15     Intellectual Property                                 50
         5.16     Leases                                                50
         5.17     DDAs                                                  50
         5.18     Complete Disclosure                                   50
         5.19     Indebtedness                                          51
         5.20     Compliance                                            51
         5.21     Servicing                                             51

6.       AFFIRMATIVE COVENANTS51
         6.1      Accounting System                                     51
         6.2      Collateral Reporting                                  51
         6.3      Financial Statements, Reports, Certificates           52
         6.4      Relationship with Obligors                            55
         6.5      Title to Property                                     55
         6.6      Maintenance of Properties                             55
         6.7      Taxes                                                 55
         6.8      Insurance                                             55
         6.9      Location of Books, Inventory and Equipment            56
         6.10     Compliance with Laws                                  56
         6.11     Leases                                                56
         6.12     Brokerage Commissions                                 56
         6.13     Existence                                             57
         6.14     Environmental                                         57
         6.15     Disclosure Updates                                    57
         6.16     Collateral Access                                     57
         6.17     Due Diligence                                         57
         6.18     Separate Existence; Conduct of Business               58
         6.19     Servicing Agreement                                   58

7.       NEGATIVE COVENANTS                                             58
         7.1      Indebtedness                                          58
         7.2      Liens                                                 59


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


         7.3      Restrictions on Fundamental Changes                   59
         7.4      Disposal of Assets                                    59
         7.5      Change Name                                           59
         7.6      Guarantee                                             59
         7.7      Nature of Business                                    60
         7.8      Prepayments and Amendments                            60
         7.9      Change of Control                                     60
         7.10     Required Procedures                                   60
         7.11     Modification of Portfolio Loan Receivables            60
         7.12     Distributions                                         60
         7.13     Accounting Methods                                    60
         7.14     Investments                                           60
         7.15     Transactions with Affiliates                          60
         7.16     Suspension                                            61
         7.17     Use of Proceeds                                       61
         7.18     Change in Location of Chief Executive Office,
                  Books and Records or Substantial Collateral;
                  Inventory and Equipment with Bailees                  61
         7.19     Securities Accounts                                   61
         7.20     Financial Covenants                                   61
         7.21     Participations                                        62
         7.22     Compromise or Settlement of Portfolio Loan
                  Receivables                                           62
         7.23     Acquisition of Real Property                          62
         7.24     Foreclosure (or Deed in Lieu) Regarding Portfolio
``                Collateral                                            62
         7.25     Release of Real Property Collateral                   63
         7.26     Servicing Agreement                                   64

8.       EVENTS OF DEFAULT                                              64

9.       LENDER'S RIGHTS AND REMEDIES                                   66
         9.1      Rights and Remedies                                   66
         9.2      Special Rights of Lender in respect of
                  Portfolio Documents                                   68
         9.3      Remedies Cumulative                                   69

10.      TAXES AND EXPENSES                                             69

11.      WAIVERS; INDEMNIFICATION                                       69
         11.1     Demand; Protest                                       69
         11.2     Lender's Non-Liability for Collateral                 70
         11.3     Indemnification                                       70

12.      NOTICES.                                                       71

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER                     72

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS                     72
         14.1     Assignments and Participations                        72
         14.2     Successors                                            74

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

15.      AMENDMENTS; WAIVERS                                            74
         15.1     Amendments and Waivers                                74
         15.2     No Waivers; Cumulative Remedies                       74

16.      GENERAL PROVISIONS                                             75
         16.1     Effectiveness                                         75
         16.2     Section Headings                                      75
         16.3     Interpretation                                        75
         16.4     Severability of Provisions                            75
         16.5     Withholding Taxes                                     75
         16.6     Amendments in Writing                                 76
         16.7     Counterparts; Telefacsimile Execution                 76
         16.8     Revival and Reinstatement of Obligations              76
         16.9     Integration                                           76

                             EXHIBITS AND SCHEDULES

Exhibit B-1                     Form of Borrowing Base Certificate
Exhibit C-1                     Form of Compliance Certificate

Schedule P-1                    Permitted Liens
Schedule 5.4                    Locations of Books, Inventory, Equipment
Schedule 5.6                    Chief Executive Office; FEIN
Schedule 5.7(b)                 Capitalization of Borrower
Schedule 5.9                    Litigation
Schedule 5.13                   Environmental Matters
Schedule 5.15                   Intellectual Property
Schedule 5.16                   Leases
Schedule 5.17                   Demand Deposit Accounts
Schedule 5.19                   Permitted Indebtedness

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                           LOAN AND SECURITY AGREEMENT

                THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of December 11, 2002, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender") and KWP FINANCIAL IX, INC., a California corporation ("Borrower").

                The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

        1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                "Account" means all of Borrower's now owned and hereafter acquired accounts as defined by the Code, and all supporting obligations in respect thereof.

                "ACH Transactions" means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by a Bank Product Provider for the account of Borrower, Parent or its Subsidiaries.

                "Acquisition Cost" means, with respect to an Asset as of any date of determination, Borrower's actual documented purchase price for the acquisition thereof, including the total consideration paid and actual payments made by Borrower to a third party (not an Affiliate of Borrower) for legal due diligence and direct closing costs incurred by Borrower in connection with acquisition of such Asset, provided, that such costs are acceptable to Lender in its discretion (confirmation of such acceptance not to be unreasonably withheld by Lender) (but excluding any other of Borrower's legal costs and expenses, due diligence expenses brokerage fees, loan discount "points" and other like expenses), minus (i) in the case of Real Property, the amount, if any, by which all rents and revenue thereon received by Borrower through such date exceeds actual operating costs paid by Borrower through such date with respect to such Real Property and (ii) in the case of a Portfolio Loan Receivable, the amount of Portfolio Payment Collections received in respect of such Portfolio Loan Receivable as of the time of such acquisition, in each case as demonstrated to the reasonable satisfaction of Lender; provided, that the amount includable in the Acquisition Cost of a Portfolio Loan Receivable shall not exceed the face principal amount of such Portfolio Loan Receivable unless otherwise agreed by Lender in its sole and absolute discretion.

                "Additional Documents" has the meaning set forth in Section 4.4.

                "Advances" has the meaning set forth in Section 2.1 and includes Advances that have converted to Term Loans pursuant to Section 2.2(a).

                "Affiliate" means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and

LOAN AND SECURITY AGREEMENT - Page 1
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policies of a Person, whether through the ownership of Capital Stock, by contract, or otherwise; provided, however, that, in any event: (a) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

                "Agreement" means this Loan and Security Agreement, as may be renewed, extended, modified, amended, supplemented or restated from time to time.

                "Allocated Advance Balance" means an amount, determined with respect to an Asset that is the subject of a Purchase Advance, equal to the amount of the Borrowing Base for such Asset as calculated on the date of such Purchase Advance, as such amount is reduced from time to time pursuant to
Section 2.4(b)(i)(H)(1).

                "Amortization Schedule" means, with respect to a Term Loan associated with Future Assets, an amortization schedule determined by Lender in its sole discretion and effective upon notice by Lender to Borrower pursuant to
Section 2.2(e), establishing the maximum allowed aggregate amount allowed to be outstanding with respect to such Term Loan as of any date as specified in such schedule.

                "Applicable Laws" means all applicable laws, rules, regulations and orders of any Governmental Authority, including without limitation Credit Protection Laws, the Fair Labor Standards Act and the Americans With Disabilities Act.

                "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to 1.0% times the Maximum Credit Amount times the number of days remaining until the Maturity Date, determined as of such date, divided by 360.

                "Asset" means a Portfolio Loan Receivable, Equipment or REO Property.

                "Assignee" has the meaning set forth in Section 14.1(a).

                "Authorized Person" means any officer or other employee of Borrower.

                "Bank Product Agreements" means those certain agreements entered into from time to time by Borrower, Parent or its Subsidiaries in connection with any of the Bank Products.

                "Bank Product Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Borrower, Parent or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by any Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the Bank Product Agreements.

                "Bank Product Provider" means Wells Fargo or any of its Affiliates.

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                "Bank Products" means any service or facility extended to
Borrower, Parent or its Subsidiaries by any Bank Product Provider including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedging Agreements.

                "Bank Product Reserves" means, as of any date of determination, the amount of reserves that Lender has established (based upon the relevant Bank Product Providers' reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding.

                "Bankruptcy Code" means the United States Bankruptcy Code, as in effect from time to time.

                "Base Rate" means the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                "Base Rate Margin" means two percent (2.00%).

                "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower or any Subsidiary or ERISA Affiliate of Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                "Board of Directors" means, with respect to Borrower or Parent, as the case may be, the board of directors or any committee thereof duly authorized to act on its behalf.

                "Books" means Borrower's now owned or hereafter acquired books and records, including all Portfolio Books, all Records in respect of its assets and liabilities, all of Records relating to its business operations or financial condition, and all of goods or General Intangibles related to such information.

                "Borrower" has the meaning set forth in the preamble to this Agreement.

                "Borrower's Transaction Costs" means the sum of (a) Lender Expenses incurred by Lender through the Closing Date plus (b) the closing fee payable by Borrower pursuant to Section 2.11(a).

                "Borrowing" means a borrowing hereunder of an Advance.

                "Borrowing Base" means, as of any date of determination, in each case with respect to an Eligible Asset:

                (a) for an Existing Asset:

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                        (i) for a Performing Commercial Portfolio Loan
                Receivable secured by Real Property, up to 75.0% of ERV determined for such Asset;

                        (ii) for a Sub-Performing Commercial Portfolio Loan
                Receivable secured by Real Property, up to 75.0% of ERV determined for such Asset;

                        (iii) for a Non-Performing Commercial Portfolio Loan
                Receivable secured by Real Property, up to 60.0% of ERV determined for such Asset;

                        (iv) for REO Property, up to 60.0% of ERV determined for
                such Asset; and

                        (v) for a Portfolio Loan Receivable not secured by Real
                Property, up to 65.0% of ERV determined for such Asset;

                provided, that the amount includable under this clause (a) in the aggregate amount of the Borrowing Base determined for all Eligible Assets that are Existing Assets shall not exceed the sum of the Refinance Requirement plus Borrower's Transaction Costs; plus

                (b) for a Future Asset:

                        (i) for a Performing Commercial Loan Receivable secured
                by Real Property, the lesser of (i) 80.0% of Acquisition Cost or
                (ii) 75.0% of ERV, in each case determined for such

                Asset;

                        (ii) for a Sub-Performing Commercial Loan Receivable
                secured by Real Property, the lesser of (i) 80.0% of Acquisition Cost or (ii) 75.0% of ERV, in each case determined for such Asset;

                        (iii) for a Non-Performing Commercial Loan Receivable
                secured by Real Property, the lesser of (i) 65.0% of Acquisition Cost or (ii) 60.0% of ERV, in each case determined for such Asset;

                        (iv) for REO Property, the lesser of (i) 65.0% of
                Acquisition Cost or (ii) 60.0% of ERV, in each case determined for such Asset; and

                        (v) for a Portfolio Loan Receivable not secured by Real
                Property, the lesser of (i) 75.0% of Acquisition Cost or (ii) 65.0% of ERV, in each case determined for such Asset; minus

                (c) the sum of (i) the Bank Product Reserves and (ii) the aggregate amount of reserves, if any, established by Lender under
        Section 2.1(b);

provided, that (a) the Borrowing Base in respect of any Eligible Asset shall not exceed, on any date, an amount equal to 20.0% of the aggregate amount of the Borrowing Base determined for all Eligible Assets as of such date and (b) the amount includable in the aggregate Borrowing Base for all Eligible Assets pursuant to clauses (a)(v) and (b)(v) preceding, as of any date, shall

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not exceed 20% of the aggregate amount of such aggregate Borrowing Base determined as of such date.

                "Borrowing Base Certificate" means a certificate in the form of Exhibit B-1.

                "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

                "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                "Capital Stock" means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

                "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 1 year from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either
(i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

                "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than any Permitted Holder (individually or collectively), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30%, or more, of the Capital Stock of Parent or Borrower having the right to vote for the election of members of the Board of Directors of Parent or Borrower, (b) Borrower ceases to be a wholly owned Subsidiary of Parent or (c) William J. McMorrow is not a member of the Board of Directors of Parent or Borrower.

                "Closing Certificate" means the Closing Certificate executed and delivered by Borrower to Lender dated as of the Closing Date.

                "Closing Date" means the date as of which this Agreement is dated as specified in the preamble to this Agreement.

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                "Closing Date Business Plan" means the set of Projections of
Borrower for the three (3) year period following the Closing Date (on a year by year basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Lender.

                "Code" means the Uniform Commercial Code (or any successor statute), as in effect from time to time, of the State of California or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection or the effect of perfection of security interests; provided that to the extent that the Code is used to define any term herein or in any other Loan Documents and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

                "Collateral" means all of Borrower's now owned or hereafter acquired right, title, and interest in and to each of the following:

                (a) Portfolio Loan Receivables,

                (b) Portfolio Notes and other Negotiable Collateral,

                (c) Portfolio Documents,

                (d) Portfolio Collateral,

                (e) Portfolio Books,

                (f) Accounts,

                (g) Collections,

                (h) Collection Account,

                (i) Books,

                (j) Equipment,

                (k) General Intangibles,

                (l) Inventory,

                (m) Investment Property,

                (n) Real Property,

                (o) supporting obligations in respect of any of the foregoing,

                (p) all rights, claims, actions and causes of action under Portfolio Documents, now existing or hereafter accruing in favor of the holder thereof, including rights of acceleration, rights to exercise remedies, rights in respect of representations, warranties,

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        covenants and indemnities and rights under guaranties or other instruments or agreements evidencing or assuring payment or performance thereunder,

                (q) Portfolio Acquisition Documents, and all rights (including without limitation, Borrower's rights of enforcement) thereunder,

                (r) the Servicing Agreement, and all rights (including without limitation, Borrower's rights of enforcement) thereunder,

                (s) all policies of insurance (including without limitation, casualty and hazard insurance and policies of owner's or mortgagee's title insurance), or rights as loss payee or endorsee thereof, and escrow agreements, all tax, insurance, security or other deposits, including rights in respect of letters of credit evidencing or securing any such deposit, and rights acquired by reason of condemnation or exercise of the power of eminent domain with respect to any Portfolio

        Collateral or Real Property,

                (t) money or other assets of Borrower that now or hereafter come into the possession, custody, or control of Lender or any agent or bailee thereof, and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof, and

                (u) all deposit accounts, including without limitation, the Designated Account and DDA's.

                "Collateral Access Agreement" means a landlord waiver, bailee letter or acknowledgement agreement of any lessor, lessee, warehouseman, processor, consignee or other Person in possession of, having a Lien upon, or having rights or interests in any Personal Property Collateral (including, without limitation, Books), in each case, in form and substance satisfactory to Lender.

                "Collateral Agency Agreement" has the meaning set forth in
Section 4.2.

                "Collateral Agent" has the meaning set forth in Section 4.2.

                "Collateral Assignment of Portfolio Acquisition Documents" means a collateral assignment between Borrower and Lender, in form and substance satisfactory to the Lender, pursuant to which Borrower collaterally assigns and grants a security interest to the Lender in all of Borrower's right, title and interest in, to and under all Portfolio Acquisition Documents in respect of a Portfolio Pool, as may be modified, amended, supplemented or restated.

                "Collateral Assignment of Portfolio Collateral Documents" means a collateral assignment between Borrower and Lender, in form satisfactory to Lender, pursuant to which Borrower collaterally assigns and grants a security interest to the Lender in all of Borrower's right, title and interest in, to and under any Portfolio Collateral Documents.

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                "Collateral Assignment of Servicing Agreement" means a
collateral assignment of all of Borrower's right, title, interest and rights of enforcement under the Servicing Agreement, in form and substance satisfactory to Lender.

                "Collection Account" means account No. 4945035699 of Lender maintained with Collection Account Bank.

                "Collection Account Agreement" means that certain agreement by and among Lender and Collection Account Bank with respect to the Collection Account, in form and substance reasonably satisfactory to Lender, as may be modified, amended, supplemented or restated.

                "Collection Account Bank" means Wells Fargo, ABA No. 121000248, or such other commercial bank acceptable to Lender in its discretion.

                "Collections" means all of Borrower's now owned and hereafter acquired cash, checks, notes, instruments and other items of payment, and includes, without limitation, proceeds of cash sales, tax refunds, and payments and prepayments of principal, interest, fees, penalties, rentals, payments under policies of title, hazard or other insurance, payments under supporting obligations and other payments paid or payable with respect to or in connection with Portfolio Loan Receivables, Portfolio Collateral, Equipment, Real Property or any other Collateral.

                "Commercial Portfolio Loan Receivable" means a Portfolio Loan Receivable with respect to which (i) the Obligor is not a natural person or (ii) the proceeds of which were not used primarily for personal, family or household purposes.

                "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Borrower to Lender.

                "Continuing Director" means, with respect to the Board of Directors of Parent or Borrower, as the case may be, (a) any member thereof who was a director (or comparable manager) thereof on the Closing Date, and (b) any individual who becomes a member thereof after the Closing Date if such individual was appointed or nominated for election to such Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) thereof (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

                "Control Agreement" means a control agreement, in form and substance satisfactory to Lender, executed and delivered by Borrower, Lender and the applicable securities intermediary with respect to a Securities Account or bank with respect to a deposit account.

                "Credit Protection Laws" means all federal, state and local laws in respect of the business of extending credit to borrowers, including without limitation, the Truth in Lending Act (and Regulation Z promulgated thereunder), Equal Credit Opportunity Act, Fair Credit Reporting

LOAN AND SECURITY AGREEMENT - Page 8
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

Act, Fair Debt Collection Practices Act, Gramm-Leach-Bliley Financial Privacy Act, Real Estate Settlement Procedures Act, Home Mortgage Disclosure Act, Fair Housing Act, anti-discrimination and fair lending laws, laws relating to servicing procedures or maximum charges and rates of interest, and other similar laws, each to the extent applicable, and all applicable regulations in respect of any of the foregoing.

                "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                "DDA" means any checking or other demand deposit account maintained by Borrower.

                "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                "Designated Account" means account No. 4170039804 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located at a commercial depositary bank within the United States acceptable to Lender) that has been designated as such, in writing, by Borrower to Lender.

                "Designated Account Bank" means Wells Fargo, ABA No. 121000248.

                "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Lender regarding the initial extension of credit to be made on or after the Closing Date, the form and substance of which is satisfactory to Lender.

                "Dollars" or "$" means United States dollars.

                "EBITDA" means, with respect to a Person for any fiscal period, consolidated net earnings (or loss), minus extraordinary gains plus interest expense, income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP, in each case determined for such Person.

                "Eligible Asset" means an Asset which Lender in the exercise of its sole and absolute discretion determines to be an Eligible Asset. Without limiting the discretion of Lender to establish other criteria of ineligibility, an Eligible Asset shall not include the following, unless Lender in its sole and absolute discretion elects otherwise:

                (a) any Portfolio Loan Receivable that is not secured by a valid, enforceable and properly recorded first priority Lien on Real Property or Personal Property Collateral acceptable to Lender, pursuant to Portfolio Collateral Documents in form and substance satisfactory to Lender;

                (b) any Portfolio Loan Receivable that does not conform to the Required Procedures;

                (c) any Portfolio Loan Receivable with respect to which such Portfolio Loan Receivable or any related Portfolio Document does not comply with Applicable Laws;

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

                (d) any Portfolio Loan Receivable with respect to which Lender shall not have received a complete copy of the related Portfolio Acquisition Documents, the form and substance of which is satisfactory to Lender in its discretion;

                (e) any Portfolio Loan Receivable secured by Real Property which respect to which Borrower does not have a valid and enforceable, first priority Lien in such Real Property, or with respect to which such Real Property is subject to any encumbrances or restrictions which are not acceptable to Lender in its sole discretion;

                (f) any Portfolio Loan Receivable secured by Real Property pursuant to a Portfolio Mortgage with respect to which the Borrower is not the beneficiary of mortgagee's title insurance, environmental reports or engineering reports as required by the Required Procedures, in form and substance satisfactory to Lender;

                (g) any Portfolio Loan Receivable that Borrower or Servicer has deemed non-collectible;

                (h) any Portfolio Loan Receivable that is not 100% owned by Borrower or otherwise with respect to which any other Person owns or claims any legal or beneficial interest;

                (i) any Portfolio Loan Receivable with respect to which, at any time after the earlier of the date that is 20 days after the date of the Purchase Advance with respect thereto or the date when the Portfolio Note evidencing same is available to Borrower, the Portfolio Note evidencing same is not in the possession of Lender, or a Collateral Agent, subject to a valid, first and exclusive security interest and lien in favor of Lender;

                (j) any Portfolio Loan Receivable owing by any Affiliate of Borrower;

                (k) any Portfolio Loan Receivable which is subject to any offset, counterclaim or defense;

                (l) any Portfolio Loan Receivable with respect to which the Obligor thereon is in bankruptcy, has dissolved or has merged with another entity, provided, that a Portfolio Loan Receivable with respect to which the Obligor thereon is in bankruptcy will not be deemed ineligible solely due to the provisions of this clause (k) if (i) the Obligor thereon has properly and correctly scheduled such Portfolio Loan Receivable in its schedules filed in such bankruptcy proceedings, in an amount equal to the full amount thereof (including principal, accrued interest, costs, fees and expenses) as reflected in the Books, and such schedules do not reflect such amount as being contingent, disputed or unliquidated, (ii) no Person has filed or given notice of an objection with respect to such Portfolio Loan Receivable, the amount so scheduled or Borrower's Lien in the Portfolio Collateral securing same and (iii) Borrower's claim based upon such Portfolio Loan Receivable has not otherwise been disallowed;

                (m) any Portfolio Loan Receivable with respect to which Borrower or Servicer has received notice of any claim or pending or threatened litigation regarding the validity or enforceability thereof or the validity, enforceability or priority of any Portfolio

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

        Mortgage or other Lien on any Portfolio Collateral securing such Portfolio Loan Receivable;

                (n) any Portfolio Loan Receivable with respect to which, at any time after the earlier of the date that is 20 days after the date of the Purchase Advance with respect thereto or the date when any such item is available to Borrower, any Negotiable Collateral included in the Portfolio Collateral securing same has not been delivered to Lender;

                (o) any Portfolio Loan Receivable secured by Real Property with respect to which Lender shall not have received (A) a complete copy of the related Portfolio Mortgage, (B) a complete copy of a mortgagee's policy of title insurance, issued by an insurer, and in form and substance, acceptable to Lender in its discretion, evidencing that Borrower is beneficiary under mortgagee's title insurance insuring Borrower's Lien therein in an amount satisfactory to Lender and assuring that such Lien is a valid and enforceable, first priority Lien subject only to encumbrances as are acceptable to Lender, endorsed in favor of Lender in form and substance satisfactory to Lender, (C) public certificates from the jurisdiction in which such Real Property is located showing that each of Borrower and the Obligor is qualified to do business and in good standing in such jurisdiction unless such qualification is not required for enforcement of such Mortgage in such jurisdiction; (D) environmental assessment reports acceptable to Lender, together with Borrower's internal environmental assessment thereof as summarized on Borrower's standard due diligence form, and (E) current appraisals in form and substance satisfactory to Lender respecting such Real Property;

                (p) any Portfolio Loan Receivable secured by Real Property with respect to which Lender has not received, within 10 days after the acquisition of such Asset if the Acquisition Cost thereof equals or exceeds $1,500,000 or within 20 days after the acquisition of such Asset if the Acquisition Cost thereof is less than $1,500,000, evidence of current property and casualty insurance covering such Real Property in an amount not less than the Acquisition Cost thereof; provided, that such evidence of insurance may be provided to Lender within 45 days after Borrower's acquisition of such Asset if, on each day during such 45 day period, Borrower has a blanket policy of insurance, acceptable to Lender and in an amount not less than $5,000,000 (or such higher or lower amount as may be required by Lender in its discretion) which covers any loss incurred with respect to such Real Property;

                (q) any Real Property which is subject to any encumbrances or restrictions which are not acceptable to Lender;

                (r) any Real Property with respect to which Lender has not received (A) a Mortgage, (B) a mortgagee's policy of title insurance, or a commitment of issuance thereof, issued by an insurer, and in form and substance, acceptable to Lender in its discretion, insuring Lender's Lien therein in an amount satisfactory to Lender and assuring Lender that such Lender's Lien is a valid and enforceable, first priority Lien subject only to Permitted Liens, (C) public certificates from the jurisdiction in which such Real Property is located showing that

        Borrower is qualified to do business and in good

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

        standing in such jurisdiction unless such qualification is not required for enforcement of such Mortgage in such jurisdiction; (D) environmental assessment reports acceptable to Lender, together with Borrower's internal environmental assessment thereof as summarized on Borrower's standard due diligence form, and (E) current appraisals in form and substance satisfactory to Lender respecting such Real Property;

                (s) any Asset the Acquisition Cost of which exceeds $5,000,000;

                (t) any Asset with respect to which Lender has not received a duly executed and acknowledged power of attorney in form and substance satisfactory to Lender, modified as appropriate to conform with local law such as to be acceptable to Lender and its counsel;

                (u) any Equipment that is obsolete or not in good condition; or

                (v) any Asset which Lender determines in its Permitted Discretion is ineligible for any other reason.

Without limiting the foregoing, Lender retains the right at any time and from time to time to modify any standards of eligibility set forth in this definition of "Eligible Portfolio Loan Receivable" and to establish reserves against valuation hereunder.

                "Eligible Portfolio Pool" means a Proposed Portfolio Pool which is deemed acceptable by Lender in its sole and absolute discretion.

                "Eligible Purchase Agreement" means a Purchase Agreement between Borrower and an Eligible Seller that is in form and substance satisfactory to Lender in its sole and absolute discretion.

                "Eligible Seller" means a Seller that is acceptable to Lender in its sole and absolute discretion.

                "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of Borrower or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower or any predecessor in interest.

                "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Borrower, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC Section 1251 et seq; the Toxic Substances

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

Control Act, 15 USC, Section 2601 et seq; the Clean Air Act, 42 USC Section 7401 et seq.; the Safe Drinking Water Act, 42 USC. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 USC Section 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

                "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                "Equipment" means all of Borrower's now owned or hereafter acquired right, title, and interest with respect to equipment as defined by the Code, including without limitation, equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

                "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                "ERV" means, with respect to an Asset as of any date of determination, the amount of Collections that Lender estimates will be received from and after such date on, and from the sale of, such Asset, as determined by Lender in its sole and absolute discretion, provided, that (a) in no event shall ERV of a Portfolio Loan Receivable exceed the aggregate unpaid principal, accrued interest and fees payable by the Obligor thereon and (b) to the extent any ERV is calculated based upon Collections projected to be received more than twenty-four (24) months following such date of determination, the amount of such Collections shall be discounted to the date of such determination utilizing a discount rate equal to 10.5%.

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

                "ERV Projection" means, with respect to an Asset, a detailed projection, as of the last day of a calendar month, reflecting Borrower's projection of ERV for such Asset as of such date.

                "Event of Default" has the meaning set forth in Section 8.

                "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

                "Existing Asset" means an Asset that was owned by Borrower on November 30, 2002 and continues to be owned by Borrower on the Closing Date.

                "FEIN" means Federal Employer Identification Number.


                "Funding Date" means the date on which a Borrowing occurs.

                "Future Asset" means an Asset acquired by Borrower after November 30, 2002.

                "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                "General Intangibles" means all general intangibles as defined by the Code and includes, without limitation, all of Borrower's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property and Negotiable Collateral.

                "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, and other organizational documents of such Person.

                "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                "Guarantor" means Parent and any other Person that executes and delivers a Guaranty.

                "Guaranty" means a guaranty agreement, in form and substance satisfactory to Lender, executed and delivered by Guarantor in favor of Lender, pursuant to which a Guarantor shall guarantee the prompt payment and performance of the Obligations; provided, that Parent's liability under its Guaranty for payment of the unpaid principal amount of the Obligations shall

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

be limited to $10,000,000 plus unpaid accrued interest thereon and Lender Expenses, as more particularly provided therein.

                "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                "Hazardous Substances Indemnity Agreement" means that certain Hazardous Substances Indemnity Agreement, dated as of even date herewith, between Borrower and Lender.

                "Hedging Agreement" means any and all transactions, agreements, or documents now existing or hereafter entered into between Borrower, Parent or its Subsidiaries and a Bank Product Provider, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's, Parent's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                "Indebtedness" means, with respect to any Person, (a) all obligations for borrowed money of such Person, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (d) all obligations of such Person for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), (e) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person, (f) asset securitizations and synthetic leases, (g) Capitalized Lease Obligations, and (h) all net indebtedness, liabilities and obligations under Hedging Agreements.

                "Indemnified Liabilities" has the meaning set forth in Section 11.3.

                "Indemnified Person" has the meaning set forth in Section 11.3.

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

                "Initial Purchase Advance" means the initial Purchase Advance made by Lender under this Agreement, to be used in part by Borrower to finance payment of the Refinance Requirement.

                "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                "Interest Coverage Ratio" means, with respect to a Person for any period, the ratio of (i) EBITDA for such period to (ii) Net Interest Expense to the extent paid or required to be paid in cash, for such period, in each case determined for such Person.

                "Inventory" means all inventory as defined by the Code, including without limitation all of Borrower's now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Borrower as lessor, goods that are furnished by Borrower under a contract of service, and raw materials, work in process, or materials used or consumed in Borrower's business.

                "Investment" means, with respect to any Person, any investment, loan, guarantee, advance or capital contribution by such Person in, to or with respect to any other Person or its Affiliates (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business and (b) purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                "Investment Property" means all of Borrower's now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

                "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

                "K-W Properties" means K-W Properties, a California corporation and wholly owned Subsidiary of Parent, and owner of 100% of the Capital Stock of Borrower.

                "Lender" has the meaning set forth in the preamble to this Agreement.

                "Lender Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Lender, (b) fees or charges paid or incurred by Lender in connection with Lender's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and lien searches and including searches with the patent and trademark office, the

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

copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges contained in this Agreement), Real Property surveys, Real Property title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Lender in the disbursement of funds to Borrower (by wire transfer or otherwise), (d) charges paid or incurred by Lender resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, or of traveling to Borrower's offices to inspect or otherwise monitor Borrower's operations, (f) audit fees and expenses of Lender related to audit examinations of the Books to the extent of the fees and charges contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Lender's relationship with Borrower or any guarantor of the Obligations, (h) Lender's reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral, and (j) any fees or expenses reasonably incurred by Lender in connection with the Servicing Agreement, or any other agreement that Lender, Borrower or Servicer enters into with any replacement servicer.

                "Lender-Related Person" means Lender, Lender's Affiliates, and the officers, directors, employees, and agents of Lender.

                "Lender's Account" means an account at a bank designated by Lender from time to time as the account into which Borrower shall make all payments to Lender under this Agreement and the other Loan Documents; unless and until Lender notifies Borrower to the contrary, Lender's Account shall be that certain deposit account bearing account No. 323-266193 and maintained by Lender with The Chase Manhattan Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA No. 021000021.

                "Lender's Liens" means the Liens granted by Borrower to Lender and any Bank Product Provider under this Agreement or the other Loan Documents.

                "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments,

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easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                "Loan Account" has the meaning set forth in Section 2.10(a).

                "Loan Sub-Account" has the meaning set forth in Section 2.10(b).

                "Loan Documents" means this Agreement, the Bank Product Agreements, the Collection Account Agreement, the Collateral Agency Agreement (if any), the Control Agreements (if any), the Disbursement Letter, each Guaranty, the Servicing Agreement and any replacement servicing agreement entered into after the date hereof, the Collateral Assignment of Servicing Agreement, the Collateral Assignment of Portfolio Acquisition Documents, Subordination Agreements, if any, respecting Indebtedness of Borrower, each Validity Guaranty, each of the Parent Pledge Agreements, the Hazardous Substances Indemnity Agreement, any note or notes executed by Borrower in connection with this Agreement and payable to Lender, and any other agreement entered into, now or in the future, by Borrower or and Lender, or any Guarantor, in connection with this Agreement.

                "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower or Parent, (b) a material impairment of Borrower's or Parent's ability to perform its obligations under the Loan Documents to which it is a party or of Lender's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Lender's Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower.

                "Maturity Date" means December 11, 2005.

                "Maximum Credit Amount" means $30,000,000.

                "Mortgage" means a mortgage or deed of trust executed and delivered by Borrower to or for the benefit of the Lender, granting a Lien on Real Property to secure payment and performance of the Obligations, as may be modified, renewed, extended, amended, supplemented or restated with the consent of the Lender.

                "Negotiable Collateral" means all of Borrower's now owned and hereafter acquired right, title and interest in or with respect to Portfolio Notes and other instruments, promissory notes, drafts, or similar documents or agreements, chattel paper, letters of credit, letter of credit rights, and any and all supporting obligations in respect of any of the foregoing.

                "Net Interest Expense" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined in conformity with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus
(ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the

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upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), each determined on a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

                "Non-Performing Commercial Portfolio Loan Receivable" means a Commercial Portfolio Loan Receivable that is not a Performing Commercial Portfolio Loan Receivable or a Sub-Performing Commercial Portfolio Loan Receivable.

                "Obligated Party" means each of Borrower, Parent any other Person from time to time a party to any guaranty of the Obligations, and "Obligated Parties" means all of such Persons, collectively; provided, that a Person is not an Obligated Party solely by reason of signing a Validity Guaranty.

                "Obligations" means (a) all Advances, Term Loans, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to the Loan Account pursuant hereto), obligations, fees, charges, costs, Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise and
(b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

                "Obligor" means a Person obligated on a Portfolio Loan
Receivable.

                "Originator" means a Person who is the original obligee on a Portfolio Loan Receivable.

                "Overadvance" has the meaning set forth in Section 2.5.

                "Parent" means Kennedy Wilson, Inc., a Delaware corporation.

                "Parent Pledge Agreement" means a pledge and security agreement executed between K-W Properties and Lender pursuant to which K-W Properties shall grant to Lender a security interest, pledge, lien and collateral assignment in and to all Capital Stock of Borrower owned or acquired by K-W Properties, as security for the Obligations, in each such case in form and substance satisfactory to Lender.

                "Participant" has the meaning set forth in Section 14.1(d).

                "Performing Commercial Portfolio Loan Receivable" means, as of any date of determination, a Commercial Portfolio Loan Receivable with respect to which (i) if such Commercial Portfolio Loan Receivable is not a Restructured Loan, (a) such Commercial

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Portfolio Loan Receivable has not previously been classified at any time as a
Sub-Performing Commercial Portfolio Loan Receivable or a Non-Performing Commercial Portfolio Loan Receivable, (b) at least two (2) of the three (3) most recent scheduled payments during the preceding ninety (90) days was timely paid on or before its scheduled payment date and (c) at least 80% of the scheduled payments during the past twelve (12) calendar months was timely paid on or before its scheduled payment date, or (ii) if such Commercial Portfolio Loan Receivable is a Restructured Loan, (a) at least three (3) scheduled payments have been made since the date such Commercial Portfolio Loan Receivable became a Restructured Loan and (b) all scheduled payments coming due since the date such Commercial Portfolio Loan Receivable became a Restructured Loan have been timely paid on or before the respective scheduled payment dates thereof.

                "Permitted Discretion" means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender in the same or similar circumstances) business judgment.

                "Permitted Dispositions" means (a) the use or transfer of money or Cash Equivalents (not constituting proceeds of Collateral) by Borrower in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (b) the licensing by Borrower, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of Borrower's business, (c) the sale by Borrower in the ordinary course of business of Equipment or other tangible assets that are inoperable or obsolete and (d) sale and transfer of Portfolio Loan Receivables, provided that
(i) such sale is on a non-recourse basis, (ii) Borrower gives Lender prior or contemporaneous notice of such sale, (iii) such sale is for cash in an amount not less than ERV thereof, and (iv) all such cash proceeds are disbursed directly to Lender, for the account of Borrower, for application to the Obligations as provided by Section 2.4 of this Agreement.

                "Permitted Distributions" means a distribution by Borrower to Parent, provided, that immediately upon giving effect to such distribution (i) no Default or Event of Default has occurred and continues in existence and (ii) the aggregate amount of all such distributions, as of any date of determination, shall not exceed an amount equal to the amount, if any, made available to Borrower pursuant to Section 2.4(b)(i)(H)(2)(bb), as of such date.

                "Permitted Holder" means each of William McMorrow, Lewis Halpert, Colony Investors, III, L.P., Kenneth Stevens, Cahill, Warnock Strategic Partners Fund, L.P., Heartland Advisors, Inc. and William J. Nasgovitz, and Elkhorn Partners Limited Partnership, respectively.

                "Permitted Liens" means (a) Liens held by Lender, for the benefit of itself or any Bank Product Provider, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or

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deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business of Borrower, (i) Liens resulting from any judgment or award that is not an Event of Default hereunder and (j) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof by Borrower.

                "Permitted Protest" means the right of Borrower to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP,
(b) any such protest is instituted promptly and prosecuted diligently by

Borrower in good faith, and (c) Lender is reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Lender's Liens.

                "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                "Personal Property Collateral" means all Collateral other than Real Property.

                "Portfolio Acquisition Documents" means each Purchase Agreement and all other agreements, certificates, and other documents which are executed in connection therewith.

                "Portfolio Agreement" collectively means, at any time, any loan agreement or other agreement (other than a Portfolio Note), including renewals, extensions, modifications, amendments thereof, executed and delivered by an Obligor to or for the benefit of an Originator, or any subsequent transferee thereof, providing for or otherwise governing a Portfolio Loan Receivable and evidencing, or otherwise providing for, such Obligor's obligation to repay same.

                "Portfolio Books" means, in respect of a Portfolio Loan Receivable, all books and records in respect thereof.

                "Portfolio Collateral" means any and all property, whether personal property (including without limitation accounts, chattel paper, instruments, documents, deposit accounts, contract rights, general intangibles, inventory or equipment) or real estate, or both, whether owned by an Obligor or any other Person, that secures an Obligor's obligations under a Portfolio Loan Receivable, and all supporting obligations in respect thereof.

                "Portfolio Collateral Documents" means all Portfolio Mortgages, security agreements, pledge agreements, assignments and other agreements providing for or evidencing any lien, mortgage, security interest, assignment or other interest in Portfolio Collateral as security for a Portfolio Loan Receivable, and any agreements, instruments and documents executed by an Obligor or other third party, or by an obligor in respect of a supporting obligation in connection with a Portfolio Loan Receivable, and any warranty of validity or other agreement

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providing for or evidencing assurance with respect to the existence, authenticity or genuineness of any Portfolio Collateral or Portfolio Collateral Documents.

                "Portfolio Documents" means all Portfolio Notes, Portfolio Agreements and Portfolio Collateral Documents.

                "Portfolio Loan Receivable" means all rights to payment of indebtedness and obligations (including without limitation, unpaid principal,

accrued interest, costs, fees, expenses and indemnity obligations) owing by an Obligor in respect of a loan or loans or other financial accommodations made or extended by an Originator to or for the benefit of such Obligor, including without limitation all rights (including enforcement rights) under or pursuant to all related Portfolio Documents in respect thereof, and all supporting obligations in connection therewith, which rights to payment, together with all related Portfolio Documents and Portfolio Books, have been acquired by Borrower, pursuant to Portfolio Acquisition Documents.

                "Portfolio Mortgage" means any mortgage or deed of trust executed and delivered by an Obligor or other Person, granting a Lien on Real Property to secure a Portfolio Loan Receivable, as may be modified, extended or amended in accordance with the Required Procedures.

                "Portfolio Note" means a promissory note or other instrument executed by an Obligor evidencing a Portfolio Loan Receivable.

                "Portfolio Payment Collections" means Collections constituting payments by Obligors in respect of Portfolio Loan Receivables.

                "Portfolio Pool" means a portfolio of Portfolio Loan Receivables purchased by Borrower pursuant to a Purchase Agreement.

                "Projections" means, with respect to Borrower, forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                "Proposed Portfolio Pool" means a portfolio of loans purchased, or to be purchased, by Borrower pursuant to a Purchase Agreement, and which is proposed to Lender for eligibility as an Eligible Portfolio Pool.

                "Protective Advance" means a payment of ordinary and customary expenses incurred by Borrower to preserve and protect the value of an Asset, provided that such expenses are approved by Lender in its sole discretion.

                "Purchase Advance" means an Advance for the purpose of financing a portion of the purchase price payable, or refinancing a portion of the purchase price previously paid, by Borrower pursuant to an Eligible Purchase Agreement in connection with the purchase by Borrower of an Eligible Portfolio Pool.

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                "Purchase Agreement" means an agreement executed and delivered by Borrower and a Seller which provides for the absolute sale, transfer and conveyance to Borrower by such Seller, and the purchase and acceptance by Borrower from such Seller, of 100% of the legal and beneficial title to a Portfolio Pool, and all related Portfolio Documents and Portfolio Books.

                "Purchased Portfolio" means the aggregate of all Portfolio
Pools.

                "Real Property" means, with respect to a Person, any estates or interests in real property now owned or hereafter acquired by such Person and the improvements thereto, including without limitation, in the case of Borrower, REO Property.

                "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                "Refinance Requirement" means, in reference to the Existing Assets comprising the Portfolio Pool that supports the Initial Purchase Advance, an amount equal to the aggregate amount required to be paid to any Persons in consideration of a full and complete release and discharge by such Persons of all obligations, indebtedness and claims against Borrower and all Liens in property of Borrower, provided, that such amount is itemized to Lender in reasonable detail and is acceptable to Lender in its sole discretion.

                "Release Price" means, for an Asset as of any date of determination, the ERV determined as of such date for such Asset.

                "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC Section 9601.

                "REO Property" means Real Property acquired and owned by Borrower as a result of foreclosure or acceptance by Borrower of a deed in lieu of foreclosure, or similar transaction, whether previously constituting Portfolio Collateral or otherwise, together with all of Borrower's now owned or hereafter acquired interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

                "Required Procedures" means procedures with respect to the acquisition and servicing of Portfolio Loan Receivables, as attached to the Closing Certificate, together with such changes and modifications thereto from time to time as shall have been approved in writing by Lender, in Lender's sole and absolute discretion.

                "Restructured Loan" means a Portfolio Loan Receivable with respect to which the payment terms have been modified by agreement between Borrower and the Obligor on such Portfolio Loan Receivable pursuant to written agreement in amendment of the Portfolio Agreements and Portfolio Note evidencing same.

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                "Revolver Usage" means, as of any date of determination, the aggregate unpaid amount of Advances that have not been converted to Term Loans pursuant to Section 2.2(a) as of such date.

                "SEC" means the United States Securities and Exchange Commission and any successor thereto.

                "Securities Account" means a "securities account" as that term is defined in the Code.

                "Seller" means a Person who sells and transfers to Borrower a Portfolio Pool pursuant to a Purchase Agreement.

                "Senior Debt to ERV Ratio" means, as of any date, the ratio of
(a) the unpaid balance of Advances to (b) aggregate ERV for Eligible Assets, in each case determined as of such date.

                "Senior Debt to ERV Ratio Requirement" means 75.0%.

                "Service Fee" means the "Service Fee" payable by Borrower to Servicer pursuant to, and as defined by, the Servicing Agreement.

                "Servicer" means KWP Servicer LLC, a Delaware limited liability company and wholly owned Subsidiary of Parent, or any other Person that assumes the functions of servicing Portfolio Loan Receivables with the prior written consent of Lender.

                "Servicer Account" means account No 153491951460 maintained by Servicer in Servicer's name at Wells Fargo, ABA No. 122235821.

                "Servicing Agreement" means a servicing agreement executed and delivered by Borrower and Parent, in form and substance satisfactory to Lender.

                "Servicing Costs" means costs, in each case in an amount with respect to an Asset which is not materially in excess of originally budgeted costs included in Borrower's initial ERV Projection for such Asset or which otherwise is acceptable to Lender, consisting of attorneys fees and out of pocket costs paid by Borrower or Servicer to attorneys, incurred by Borrower or Servicer in enforcement of the Purchased Portfolio, or any portion thereof, and actual disbursements in payment of direct court costs incurred by Servicer or Borrower in respect of filing fees, service or other process fees, garnishment fees and other direct court costs in connection with judicial enforcement of payment of the Purchased Portfolio, or any portion thereof, provided, that Servicing Costs excludes any of the foregoing amounts paid to any Affiliate or employee of Borrower or Servicer.

                "Settlement Date" means, during a calendar month (i) the third
(3rd) Business Day after receipt by Lender of the Borrowing Base Certificate required by Section 6.2(b) and (ii) any date on which those Collections which constitute proceeds of an Asset received and deposited to

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the Collection Account after the Allocated Advance Balance with respect to such
Asset has been reduced to $0 exceed $100,000.

                "Solvent" means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform

Fraudulent Transfer Act and Applicable Law).

                "Subordinated Debt" means Indebtedness of a Person which has maturities and terms, and which is subordinated to payment of the Obligations pursuant to a Subordination Agreement.

                "Subordination Agreement" means a subordination agreement, in form and substance satisfactory to Lender, executed and delivered by a Person, Lender and the holder of Subordinated Debt, providing for (i) subordination to the Obligations of Indebtedness owing to such holder, (ii) subordination to the Lender's Liens of any and all Liens securing such Indebtedness and (iii) such other matters in respect thereof, including without limitation limitations in respect of the exercise of remedies against such Person or such Person's property as may be required by Lender.

                "Sub-Performing Commercial Portfolio Loan Receivable" means, as of any date of determination, a Commercial Portfolio Loan Receivable, other than a Performing Commercial Portfolio Loan Receivable with respect to which (i) if such Commercial Portfolio Loan Receivable is not a Restructured Loan, (a) such Commercial Portfolio Loan Receivable has not previously been classified at any time as a Non-Performing Commercial Portfolio Loan Receivable, (b) at least one
(1) of the required scheduled payments during the preceding 180 days was timely paid on or before its scheduled payment date and (c) at least 50% of the required scheduled payments during the past twelve (12) calendar months was timely paid on or before its scheduled payment date, or (ii) if such Commercial Portfolio Loan Receivable is a Restructured Loan, (a) 100% of the required scheduled payments during the preceding 90 days have been timely paid on or before their respective scheduled due dates and (b) at least 80% of the required scheduled payments have been timely paid during the preceding period of twelve
(12) calendar months or, if such Commercial Portfolio Loan Receivable became a Restructured Loan during the preceding twelve (12) calendar months, the period since the date such Commercial Portfolio Loan Receivable became a Restructured Loan, as the case may be.

                "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Capital Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                "Tangible Net Worth" means, with respect to a Person as of any date of determination, the result of (a) total stockholder's equity, minus (b) the sum of (i) all Intangible Assets, (ii) all prepaid expenses, and (iii) all amounts due from its Affiliates plus (c) the principal amount of Subordinated Debt outstanding as of such date, in each case determined with respect to such Person.

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                "Taxes" has the meaning set forth in Section 16.5.

                "Term Loan" has the meaning set forth Section 2.2(a).

                "Term Loan Usage" means, as of any date of determination, the aggregate unpaid principal balance of all Term Loans.

                "Term Triggering Date" means each of the following: (a) with respect to Advances based on a Borrowing Base for an Existing Asset, the Closing Date and (b) with respect to Advances based on a Borrowing Base for a Future
Asset: (i) any date after the Closing Date on which Revolver Usage (determined after giving effect to any Advance made or to be made on such date) equals or exceeds $5,000,000 and (iii) any date that is 180 days after the most recent Term Triggering Date.

                "Termination Date" means the earliest to occur of (a) the Maturity Date, (b) the date Borrower terminates this Agreement as referenced in
Section 3.7, (c) the date Lender terminates its obligations under this Agreement pursuant to Section 9.1 or (d) the date this Agreement is otherwise terminated for any reason pursuant to the terms of this Agreement.

                "United States" means the United States of America.

                "Updated Business Plan" means an update to the Closing Date Business Plan as necessary to reflect acquisition by Borrower of a Portfolio Pool, in writing and in form and substance satisfactory to the Lender.

                "Validity Guarantor" means each of (i) Stephen J. Collias, an individual residing in Maricopa County, Arizona, (ii) Mary L. Ricks, an individual residing in Los Angeles County, California and (iii) Freeman Lyle, an individual residing in Los Angeles County, California.

                "Validity Guaranty" means a validity guaranty executed and delivered by Validity Guarantor in form and substance satisfactory to the Lender.

                "Voidable Transfer" has the meaning set forth in Section 16.8.

                "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

        1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

        1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein. All Code definitions referenced in Section 1.1 or this Section 1.3 are incorporated herein by reference.

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        1.4     Construction. Unless the context of this Agreement or any other
Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting (and means "including, without limitation"), and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

        1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. LOAN AND TERMS OF PAYMENT.

        2.1     Revolver Advances

                        (a) Subject to the terms and conditions of this

Agreement, and during the term of this Agreement, Lender agrees to make advances ("Advances") to Borrower solely for the purposes allowed by Section 7.17, provided, that:

                        (i) the Purchase Advance in respect of any Portfolio
                Pool shall not exceed the sum of the Borrowing Base for each Eligible Asset in such Portfolio Pool,

                        (ii) the aggregate unpaid balance of all Advances at any
                time outstanding shall not exceed the lesser or (A) the sum of the Borrowing Base for all Eligible Assets or (B) the Maximum Credit Amount and

                        (iii) the aggregate unpaid balance of Advances at any
                time outstanding that have not been converted to a Term Loan pursuant to Section 2.2(a) shall not exceed an amount equal to the Maximum Credit Amount less the Term Loan Usage.

                        (b) Anything to the contrary in this Section 2.1

notwithstanding, Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Borrower is required to pay (such as taxes,

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assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Lender's Liens), which Lien or trust, in the Permitted Discretion of Lender likely would have a priority superior to the Lender's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under Applicable Law) in and to such item of the Collateral. Lender will endeavor to inform Borrower of any such reserves within 5 Business Days after establishing same, provided, that Lender shall no liability for any delay or failure in doing so and any delay or failure to do so shall not impair any of Lender's rights or Borrower's obligations under the Loan Documents.

                        (c) Lender shall have no obligation to make Advances on

or after the Maturity Date. Lender shall have no obligation to make Advances hereunder to the extent such Advances would cause the outstanding Advances to exceed the amount of Advances allowed to be outstanding by this Agreement.

                        (d) Amounts borrowed pursuant to this Section may be

repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

        2.2     Conversion to Term Loans; Required Payments

                        (a) On each Term Triggering Date, all outstanding

Advances shall be converted to an amortizing term loan (each a "Term Loan").

                        (b) Borrower shall make payments on each Term Loan in

the amount, if any, required to reduce the unpaid balance thereof, after giving effect to applications of Collections as provided by Section 2.4(b)(i)(H), to the following amounts on the following dates, as applicable:

                        (i) with respect to a Term Loan comprised by Advances
                with respect to an Existing Asset:

                                (A) on the date that is the first anniversary of
                        the Term Triggering Date for such Term Loan, an amount equal to or less than 75% of the original principal balance thereof on such Term Triggering Date,

                                (B) on the date that is the second anniversary
                        of the Term Triggering Date for such Term Loan, an amount equal to or less than 25% of the original principal balance thereof on such Term Triggering Date, and

                                (C) on the date that is the third anniversary of
                        the Term Triggering Date for such Term Loan, $0; and

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                        (ii) with respect to a Term Loan comprised by Advances
                with respect to a Future Asset, an amount equal to or less than the amounts, on each applicable date, as required by the Amortization Schedule for such Term Loan.

                        (c) Borrower shall immediately pay to Lender the amount,

if any, by which any Term Loan exceeds the aggregate amount of the Borrowing Base for each Asset included in the Portfolio Pool associated with such Term Loan.

                        (d) The outstanding unpaid principal balance and all

accrued and unpaid interest under the Term Loans shall be due and payable on the earlier of the Maturity Date or the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. Nothing contained herein is intended to limit repayment of a Term Loan as a result of the application of Collections in accordance with this Agreement.

                        (e) On or after the Term Triggering Date for a Term Loan

comprised by Advances with respect to a Future Asset, Lender in its sole discretion shall designate and establish the Amortization Schedule for such Term Loan by written notice to Borrower, therein specifying the maximum allowed aggregate amount allowed to be outstanding as of any date.

        2.3     Borrowing Procedures and Settlements

                        (a) Procedure for Borrowing. Each Borrowing shall be

made by a request by an Authorized Person delivered to Lender (which notice must be received by Lender no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Lender's election, in lieu of delivering the above-described request in writing, any Authorized Person may give Lender telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

                        (b) Making of Advances. If Lender has received a timely

request for a Borrowing in accordance with the provisions hereof, and subject to the satisfaction of the applicable terms and conditions set forth herein, Lender shall make the proceeds of such Advance available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds to Borrower's Designated Account.

        2.4     Payments

                        (a) Payments by Borrower. Except as otherwise expressly

provided herein, all payments by Borrower shall be made to Lender's Account and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Lender later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                        (b) Application and Reversal of Payments.

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                        (i) All Collections deposited to the Collection Account
                shall be held by Lender as cash Collateral and on each Settlement Date shall be disposed of as follows:

                                (A) first, to pay any Lender Expenses then due
                        to Lender under the Loan Documents, until paid in full,

                                (B) second, to pay any fees then due to Lender
                        under the Loan Documents until paid in full,

                                (C) third, to pay any interest then due in
                        respect of the Advances until paid in full,

                                (D) fourth, so long as no Event of Default has
                        occurred and is continuing, and at Lender's election, to pay amounts then due and owing by Borrower, Parent or its Subsidiaries in respect of Bank Products, until paid in full,

                                (E) fifth, so long as no Event of Default has
                        occurred and is continuing, disbursed to Borrower in an amount up to the amount of Servicing Costs which have been paid by Borrower (but which have not been reimbursed from proceeds of Portfolio Collateral or amounts pursuant to this clause (E)),

                                (F) sixth, so long as no Event of Default has
                        occurred and is continuing, disbursed to Borrower in an amount up to the amount of Protective Advances which have been paid by Borrower (but which have not been reimbursed from proceeds of Portfolio Collateral or amounts pursuant to this clause (F)),

                                (G) seventh, so long as no Event of Default has
                        occurred and is continuing, disbursed to Borrower to pay the Service Fee, provided, that the aggregate amount made available pursuant to this clause (G), determined as of any date, shall not exceed 5% of the aggregate amount of Collections which have been deposited to the Collection Account as of such date,

                                (H) eighth, so long as no Event of Default has
                        occurred and is continuing, with respect to Collections that are proceeds of an Asset,

                                        (1) to reduce the Allocated Advance
                                        Balance with respect to such Asset until such Allocated Advance Balance is reduced to $0, and

                                        (2) after the Allocated Advance Balance
                                        with respect to such Asset is reduced to $0,

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                                        (aa) 50.0% of the amount of such
                                        Collections to reduce the Obligations,
                                        to be applied in Lender's discretion,
                                        and

                                        (bb) the balance of such Collections
                                        disbursed to Borrower,

                                (I) ninth, if an Event of Default has occurred
                        and is continuing, ratably (i) to pay the principal of all Advances until paid in full, and (ii) to Lender, to be held by Lender, for the benefit of the applicable Bank Product Providers, as cash collateral in an amount up to the amount of the Bank Products Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Borrower's, Parent's and its Subsidiaries' obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,

                                (J) tenth, to pay any other Obligations
                        (including Bank Product Obligations) until paid in full, and

                                (K) eleventh, to Borrower (to be wired to the
                        Designated Account) or such other Person entitled thereto under Applicable Law.

                Subject to the terms of this Agreement, on each Settlement Date, amounts to be made available to Borrower pursuant to clauses (A) through (J) of this Section 2.4(b)(i) shall be applied to the unpaid balance of the Advances and the amount thereof advanced to Borrower as an Advance pursuant to Section 2.1.

                        (ii) For purposes of the foregoing, "paid in full" means
                payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

                        (iii) In the event of a direct conflict between the
                priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

        2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Lender pursuant to Section 2.1 is greater than the maximum amount allowed to be outstanding as set forth in Section 2.1, (an "Overadvance"), Borrower immediately shall pay

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

to Lender, in cash, the amount of such excess, which amount shall be used by Lender to reduce the Obligations in accordance with the priorities set forth in
Section 2.4(b). Without limiting the foregoing, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to Lender as and when due and payable under the terms of this Agreement and the other Loan Documents.

        2.6     Interest Rates: Rates, Payments, and Calculations

                        (a) Interest Rates. Except as provided in clause (b)

below, all Obligations (except for Bank Product Obligations not charged to the Loan Account) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to the lesser of (i) the Base Rate plus the Base Rate Margin or (ii) the maximum rate of interest allowed by Applicable Law.

                        (b) Default Rate. Upon the occurrence and during the

continuation of an Event of Default, all Obligations (except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to four percentage points (4.0%) above the per annum rate otherwise applicable hereunder.

                        (c) Payment. Interest and all other fees payable

hereunder shall be due and payable, in arrears, on the first day of each month at any time when Obligations are outstanding. Borrower hereby authorizes Lender, from time to time without prior notice to Borrower, to charge such interest and fees, all Lender Expenses (as and when incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including any amounts due and payable to any Bank Product Provider in respect of Bank Products) to Borrower's Loan Account, which amounts thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower's Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances.

                        (d) Computation. All interest and fees chargeable under

the Loan Documents shall be computed on the basis of a 360-day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

                        (e) Intent to Limit Charges to Maximum Lawful Rate. In

no event shall the interest paid or payable under this Agreement, plus any other amounts (including under Section 2.11) paid or payable as compensation for the use, forbearance or detention of money in connection herewith, exceed the maximum amount permissible under any Applicable Law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under Applicable Law, then, ipso facto, as of the date of this

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

Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

        2.7     Cash Management

                        (a) Lender shall establish and maintain cash management

services of a type and on terms satisfactory to Lender at the Collection Account Bank. Borrower and Servicer shall request in writing and otherwise take such reasonable steps to ensure that all Obligors forward payment of the amounts owed by them directly to Servicer.

                        (b) For so long as Lender has not notified Servicer and

Borrower to the contrary, Collections received by Servicer may be deposited by Servicer into the Servicer Account, provided, that Borrower shall cause Servicer to transfer to the Collection Account (or to such other account as may be designated by Lender to Servicer), promptly and in any event no later than the first Business Day after the date of receipt thereof, an amount equal to the amount of Collections received by Servicer on each day. Lender may revoke Servicer's authority to deposit Collections to the Servicer Account by written notice to Servicer and Borrower at any time in Lender's discretion.

                        (c) Upon written notice to Borrower from Lender at any

time when an Event of Default is in existence, Borrower shall instruct Obligors in writing, and otherwise take such reasonable steps to ensure, that all payments by such Obligors shall be directed and delivered to a lockbox or lockbox service as may be directed by Lender, and deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections to the Collection Account.

                        (d) Collection Account Bank shall establish and maintain

the Collection Account Agreement with Lender, in form and substance acceptable to Lender. The Collection Account Agreement shall provide, among other things, that (i) all items of payment deposited in the Collection Account and proceeds thereof are held by the Collection Account Bank for Lender or as bailee-in-possession for Lender, (ii) the Collection Account Bank has no rights of setoff or recoupment or any other claim against the Collection Account, other than for payment of its service fees and other charges directly related to the administration of the Collection Account and for returned checks or other items of payment, and (iii) the Collection Account Bank will forward by periodic sweep, at Lender's direction on each Settlement Date, all amounts in the Collection Account to Lender's Account.

                        (e) The Collection Account shall be a cash collateral

account, with all cash, checks and similar items of payment from time to time deposited thereto, and all balances therein, being included within the Collateral securing payment of the Obligations, and in which Borrower is deemed to have granted a Lien to Lender.

        2.8 Crediting Payments. The receipt of any payment item by Lender (whether from transfers to Lender by the Collection Account Bank pursuant to the Collection Account Agreement or otherwise) shall not be considered a payment on account unless such payment item

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

is a wire transfer of immediately available federal funds made to the Lender's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Lender only if it is received into the Lender's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Lender's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

        2.9 Designated Account. Lender is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to
Section 2.6(c). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Lender hereunder. Unless otherwise agreed by Lender and Borrower, any Advance requested by Borrower and made by Lender hereunder shall be disbursed to the Designated Account.

        2.10 Maintenance of Loan Account; Loan Sub-Accounts; Statements of Obligations.

                        (a) Lender shall maintain an account on its books in the

name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by Lender to Borrower or for Borrower's account, and with all other payment Obligations (except for Bank Product Obligations) hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Lender from Borrower or for Borrower's account, including all amounts received in the Lender's Account from the Collection Account.

                        (b) Within the Loan Account, Lender will maintain a

separate sub-account (the "Loan Sub-Account") with respect to each Term Loan on which Lender will credit payments applied to Advances pursuant to Section 2.4(b)(i)(H) to the extent such payments result from Collections which are proceeds of Assets associated with such Term Loan.

                        (c) Lender shall render statements to Borrower regarding

the Loan Account (and Loan Sub-Accounts), including Advances, applications to Advances and the unpaid balance of Advances (and the unpaid balance of Advances in respect of Loan Sub-Accounts, including those that comprise a Term Loan), and including an itemization of all charges and expenses constituting Lender Expenses. SUCH STATEMENTS SHALL BE CONCLUSIVELY PRESUMED TO BE CORRECT AND ACCURATE AND CONSTITUTE AN ACCOUNT STATED BETWEEN BORROWER AND LENDER UNLESS, WITHIN 30 DAYS AFTER BORROWER'S RECEIPT THEREOF, BORROWER SHALL DELIVER TO LENDER WRITTEN OBJECTION THERETO SPECIFYING AND DESCRIBING IN REASONABLE DETAIL ANY MATTER THEREIN WHICH BORROWER BELIEVES TO BE INACCURATE OR INCORRECT.

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

        2.11 Fees. Borrower shall pay to Lender the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

                        (a) Closing Fee. On the Closing Date, Borrower shall pay

to Lender a closing fee in the amount of $300,000.

                        (b) Minimum Interest Payment. On (i) the first day of

each calendar month and (ii) the date of final payment of the Obligations (in the case of this clause (ii), however, prorated for the period from the first day of the calendar month in which such payment occurs through the date of such payment), Borrower will pay to Lender an amount equal to the amount, if any, by which $56,250 exceeds the aggregate amount of accrued interest on the Obligations for the preceding calendar month pursuant to Section 2.6.

                        (c) Unused Line Fee. On (i) the first day of each

calendar month beginning on August 1, 2003 (in the case of the payment due on August 1, 2003, however, prorated for the period from July 11, 2003 to July 31,
2003) and continuing during the term of this Agreement on a monthly basis and
(ii) the date of final payment of the Obligations (in the case of this clause
(ii), however, prorated for the period from the first day of the calendar month in which such payment occurs through the date of such payment), an unused line fee in an amount equal to one-quarter of one percent (.25%) per annum times the result of (a) the Maximum Credit Amount, less (b) the sum of the average Daily Balance of Advances that were outstanding during the immediately preceding month.

                        (d) Loan Administration Fee. On (i) the first day of

each calendar month during the term of this Agreement and (ii) the date of final payment of the Obligations (in the case of this clause (ii), however, prorated for the period from the first day of the calendar month in which such payment occurs through the date of such payment), Borrower shall pay to Lender a loan administration fee in the amount of $2,000.

                        (e) Underwriting Fee. With respect to each Portfolio

Pool proposed to Lender for a Purchase Advance, Borrower shall pay to Lender, prior to any Advance in respect of such Portfolio Pool, an underwriting fee in the amount of $1,000 per day per Person, plus, out of pocket expenses associated with underwriting and due diligence associated with such Portfolio Pool.

                        (f) Audit, Appraisal and Valuation Charges. Borrower

shall pay to Lender audit, appraisal and valuation fees and charges as follows
(i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of Borrower performed by personnel employed by Lender, and (ii) the actual charges and expenses paid or incurred by Lender, or any third Persons engaged by Lender, to perform financial audits of Borrower, to appraise the Collateral, or any portion thereof, or to assess Borrower's business valuation.

        2.12 Capital Requirements. If, after the date hereof, Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by

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

Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on Lender's or such holding company's capital as a consequence of Lender's obligations hereunder to a level below that which Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by Lender to be material, then Lender may notify Borrower thereof. Following receipt of such notice, Borrower agrees to pay Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by Lender of a statement in the amount and setting forth in reasonable detail Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Lender may use any reasonable averaging and attribution methods.

3. CONDITIONS; TERM OF AGREEMENT.

        3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of Lender to make the initial Advance is subject to the fulfillment, to the satisfaction of Lender, of each of the conditions precedent set forth below:

                (a) the Closing Date shall occur on or before December 31, 2002;

                (b) Lender shall have received each of the following documents, in form and substance satisfactory to Lender, duly executed, and each such document shall be in full force and effect:

                        (i) this Agreement,

                        (ii) the Guaranty,

                        (iii) each Validity Guaranty,

                        (iv) each of the Parent Pledge Agreements, each duly
                executed, in form and substance satisfactory to Lender,

                        (v) the Servicing Agreement,

                        (vi) the Collateral Assignment of Servicing Agreement,
                acknowledged by Servicer,

                        (vii) the Required Procedures,

                        (viii) Borrower's Closing Date Business Plan;

                        (ix) the Collection Account Agreement,

                        (x) the Collateral Agency Agreement,

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                        (xi) the Control Agreements,

                        (xii) the Hazardous Substances Indemnity Agreement,

                        (xiii) with respect to all Real Property, the following,
                in each case with respect to such Real Property and in form and substance satisfactory to the Lender: (1) a Mortgage, in proper form for recording in the jurisdiction in which such Real Property is located, (2) a fully paid mortgagee's policy of title insurance, or commitment to issue same, issued by an insurer acceptable to Lender and insuring the Lien of such Mortgage as a valid and enforceable, first priority Lien in an amount not less than the fair market value thereof, and subject to no encumbrances other than those, if any, as may be acceptable to Lender in its sole discretion, (3) an environmental site assessment report, prepared by a credentialed environmental consultant acceptable to the Lender, (4) a boundary survey, certified to the Lender and prepared by a surveyor acceptable to the Lender, and (5) such other information, documentation, opinions, and certifications with respect to any such parcel of Real Property as may be reasonably requested by the Lender;

                        (xiv) copies of the Governing Documents of each
                Obligated Party, K-W Properties and Servicer, in each case as amended, modified, or supplemented to the Closing Date, certified by its secretary or other Authorized Person acceptable to Lender;

                        (xv) a certificate from the secretary of each Obligated
                Party, K-W Properties and the sole member of Servicer,

                respectively, attesting to the resolutions of its Board of Directors authorizing its execution, delivery, and performance (or in the case of the sole member of Servicer, Servicer's execution, delivery and performance) of the Loan Documents to which it is a party and authorizing specific officers to execute the same;

                        (xvi) a certificate of status with respect to each
                Obligated Party, K-W Properties and Servicer, respectively, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of its jurisdiction of organization, which certificate shall indicate that it is in good standing in such jurisdiction;

                        (xvii) certificates of status with respect to each
                Obligated Party, K-W Properties and Servicer, respectively, each dated within 10 days of the Closing Date, such certificates to be issued by the appropriate officer of the states of each jurisdiction (other than its jurisdiction of organization) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that it is in good standing in such jurisdictions;

                        (xviii) releases and terminations of all security
                interests, liens and encumbrances on the Collateral, together such UCC-3 termination or partial release statements in connection therewith as may be required by Lender;

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                        (xix) a certificate of insurance, together with the
                endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Lender;

                        (xx) Borrower consents and agrees that Lender or
                Lender's representatives or agents may enter onto any premises where any of Borrower's Collateral is located at any time to inspect the Collateral, or to take possession of or remove any or all of the Collateral from such premises or to exhibit for sale and/or conduct one or more sales of the Collateral on such premises, and Borrower will not in any manner hinder, interfere, or prevent any of the foregoing;

                        (xxi) an opinion of Borrower's and Parent's counsel in
                form and substance satisfactory to Lender; and

                        (xxii) the Closing Certificate;

                (c) Lender shall have filed all financing statements as required to perfect its security interest in the Personal Property Collateral, and shall have received searches, or other evidence satisfactory to Lender, reflecting the filing thereof;

                (d) Lender shall have received satisfactory evidence that

        all tax returns required to be filed by Borrower or Parent have been timely filed and all taxes upon Borrower or Parent or their respective properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

                (e) Lender shall have completed its business, legal, and collateral due diligence, including a collateral audit and review of Borrower's and Parent's books and records and verification of Borrower's and Parent's representations and warranties to Lender under the Loan Documents, the results of which shall be satisfactory to Lender;

                (f) Lender shall have received completed reference checks with respect to Borrower's senior management, the results of which are satisfactory to Lender in its sole discretion;

                (g) Each Obligated Party shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery of the Loan Documents to which it is a party or in connection with the consummation of the transactions contemplated hereby and thereby;

                (h) Parent shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with lawfully performing its functions and duties as Servicer;

                (i) Borrower's and Servicer's reporting systems shall be satisfactory to Lender;

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                (j) Lender shall have received interim financial statements for
        Parent for the nine month period ending September 30, 2002, in form and substance satisfactory to Lender;

                (k) Lender shall have received financial information in respect of Guarantor and personal financial information for each Validity Guarantor, in each case form and substance satisfactory to Lender;

                (l) Borrower's capital structure shall be satisfactory to Lender including, without limitation, stockholders equity (including paid in capital and retained earnings) in an aggregate amount not less than $1,100,000;

                (m) Borrower shall have implemented procedures satisfactory to Lender that will insure proper cut-off and reconciliation as of each month between the accounts receivable aging report, general ledger and client summary reports; and

                (n) Borrower shall have paid all Lender Expenses incurred in connection with the transactions evidenced by this Agreement; and

all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Lender.

        3.2 Conditions Precedent to a Purchase Advance. In addition to all other conditions provided by Sections 3.1, 3.3 and 3.4, the obligation of the Lender to make a Purchase Advance in respect of any Portfolio Pool is subject to the fulfillment, to the satisfaction of the Lender, of each of the conditions precedent set forth below:

                (a) the Lender shall have completed its business, legal and collateral due diligence in respect of such Portfolio Pool, the results of which shall be satisfactory to the Lender, and such Portfolio Pool shall be an Eligible Portfolio Pool;

                (b) the Lender shall have received the following:

                        (i) copies of each of the Portfolio Acquisition
                Documents in respect of such Portfolio Pool, which shall be in form and substance satisfactory to the Lender in its reasonable discretion, together with a certificate of the Secretary of Borrower certifying that each such document a true, correct, and complete copy thereof;

                        (ii) a Collateral Assignment of Portfolio Acquisition
                Documents in respect of the Purchase Agreement in connection with each Portfolio Pool supporting the Purchase Advance,

                        (iii) a copy of the Portfolio Note evidencing such
                Portfolio Loan Receivable and all related Portfolio Collateral Documents and, with respect to each Portfolio Mortgage included in any Portfolio Collateral securing any Portfolio Loan Receivable, the Lender shall also have received the following, in

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                each case with respect to the Real Property covered by such
                Portfolio Mortgage and in form and substance satisfactory to the
                Lender: (1) a Collateral Assignment of Portfolio Collateral Documents, in each case in proper form for recording in the jurisdiction in which such Real Property is located, (2) a copy of a fully paid mortgagee's policy of title insurance issued by an insurer acceptable to Lender and evidencing that Borrower is beneficiary of mortgagee's title insurance insuring the Lien of such Portfolio Mortgage as a valid and enforceable, first priority Lien in an amount not less than the fair market value of such Real Property, and improvements thereon, subject to no encumbrances other than those, if any, as may be acceptable to Lender in its sole discretion, together with an endorsement thereof in favor of the Lender, (3) an environmental site assessment report with respect to such Real Property, prepared by a credentialed environmental consultant acceptable to the Lender, (4) a boundary survey of such Real Property, prepared by a surveyor acceptable to the Lender, certified to Borrower and, if required by the Lender, to the Lender, and (5) such other information, documentation, opinions, and certifications with respect to such Real Property as may be reasonably requested by the Lender, provided, that with the consent of Lender and subject to Section 3.3, Borrower may defer delivery of the items required by clauses (1) through (5) preceding for a period not exceeding thirty (30) days after the date of such Purchase Advance;

                        (iv) if requested by Lender, a search report reflecting
                the results of a lien, tax and judgment search conducted with respect to the Seller of such Portfolio Pool and, if requested by the Lender, also with respect to any previous owner of such Portfolio Pool, or any portion thereof, in each appropriate filing office as may be required by the Lender, and such report shall be satisfactory to the Lender;

                        (v) an Updated Business Plan and a current ERV
                Projection for such Portfolio Pool, in each case in form and substance satisfactory to the Lender;

                        (vi) a certificate executed by an authorized officer of
                each of Borrower and Servicer, certifying that each of Borrower and Servicer has all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with ownership and servicing of such Portfolio Pool;

                        (vii) with respect to Real Property, each of the items
                described in Section 3.1(b)(iv);

                        (viii) a Disbursement Letter in respect of such Advance;

                (c) (1) if such Purchase Advance is to be used to finance a portion of the purchase price payable by Borrower for the purchase of such Portfolio Pool, the Lender shall be satisfied that upon funding such Purchase Advance in accordance with the Disbursement Letter with respect thereto, the purchase contemplated by such Purchase Documents will be consummated and Borrower will acquire the property to be purchased by Borrower thereunder free and clear of liens and (2) if such Purchase Advance is to be

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        used to refinance a portion of the purchase price previously financed by another Person in respect of the purchase of such Portfolio Pool, the Lender shall be satisfied that upon funding such Purchase Advance in accordance with the Disbursement Letter with respect thereto, all obligations and indebtedness owing to, and all Liens in property of Borrower claimed by, such Person will be released and discharged,

                (d) Borrower shall have filed all financing statements and taken any and all other action, in each case as may be required to perfect Borrower's ownership interest in such Portfolio Pool (including all Portfolio Loan Receivables included therein), in form and substance satisfactory to the Lender;

                (e) the Lender shall be satisfied that upon funding such Purchase Advance, the Lender will have a valid and enforceable first priority security interest in and to all Collateral in respect of such Portfolio Pool;

                (f) Borrower shall have paid all Lender Expenses incurred in connection with the transactions evidenced by this Agreement; and

                (g) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Lender.

        3.3 Conditions Subsequent to the Initial Extension of Credit. The obligation of Lender to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the following conditions subsequent (the failure by Borrower to so perform or cause to be performed constituting a failure of a condition for funding and an Event of Default):

                        (a) within thirty (30) days after each Purchase Advance,

any item required by clauses (1) through (5) of Section 3.2(b)(iii), delivery of which to Lender is deferred pursuant to the proviso of such Section 3.2(b)(iii);

                        (b) within thirty (30) days of the Closing Date,

Borrower will deliver to Lender certificates of foreign qualification and good standing of Borrower from the appropriate government offices in the states of Arizona, New Mexico, Texas and Utah; and

                        (c) within thirty (30) days of the Closing Date,

Borrower will cause to be delivered to Lender the certificate of foreign qualification and good standing of Servicer from the appropriate government office in the state of California.

If the employment of any Validity Guarantor as an officer of Borrower or Servicer terminates, Borrower shall deliver to Lender, in each case, within 30 days of the date of each such termination, a validity guaranty which is duly executed and delivered by another officer of Borrower or Servicer (the identity of whom shall be acceptable to Lender in its discretion) and which is substantially in the form of the Validity Guaranty or otherwise in form and substance satisfactory to Lender.

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        3.4 Conditions Precedent to all Extensions of Credit. The obligation of
Lender to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                        (a) the representations and warranties contained in this

Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date),

                        (b) no Default or Event of Default shall have occurred

and be continuing on the date of such extension of credit, nor shall either result from the making thereof,

                        (c) no injunction, writ, restraining order, or other

order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Lender, or any of their Affiliates, and

                        (d) no Material Adverse Change shall have occurred.

        3.5 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on the Maturity Date. The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

        3.6 Effect of Termination. On the Termination Date, all Obligations (including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including providing cash collateral to be held by Lender for the benefit of the Bank Product Providers with respect to the then extant Bank Product Obligations). No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, Obligations, or covenants hereunder and the Lender's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Lender's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and Lender's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Lender will, at Borrower's sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Lender's Liens and all notices of security interests and liens previously filed by Lender with respect to the Obligations.

        3.7 Early Termination by Borrower. Borrower has the option, at any time upon 90 days prior written notice to Lender, to terminate this Agreement by paying to Lender, in cash, the Obligations (including providing cash collateral to be held by Lender for the benefit of the Bank Product Providers with respect to the then extant Bank Product Obligations), in full, together with the Applicable Prepayment Premium. If Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lender's obligations to extend credit hereunder shall terminate and Borrower shall be obligated to repay the Obligations (including providing cash

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

collateral to be held by Lender for the benefit of the Bank Product Providers with respect to the then extant Bank Product Obligations) in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice.

4. CREATION OF SECURITY INTEREST.

        4.1 Grant of Security Interest. Borrower hereby grants to Lender (and any Bank Product Provider to the extent that it has provided Bank Products to Parent, Borrower or its Subsidiaries) a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. The Lender's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Lender or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

        4.2 Negotiable Collateral. Not later than the earlier of 20 days after each Purchase Advance or the date when first available to Borrower, Borrower shall cause the original of each Portfolio Note for each Portfolio Loan Receivable included in the Borrowing Base with respect to such Purchase Advance to be delivered to Lender, or to a third party custodian acceptable to Lender in Lender's sole and absolute discretion (the "Collateral Agent") pursuant to a Collateral Agency Agreement in form and substance acceptable to Lender (a "Collateral Agency Agreement") in Lender's sole and absolute discretion, duly endorsed by Borrower as follows: "Pay to the order of Foothill Capital Corporation." In the event that any other Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection of priority of Lender's security interest is dependent on or enhanced by possession, Borrower, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender, provided, however, if acceptable to Lender Borrower may deliver Negotiable Collateral to a Collateral Agent pursuant to a Collateral Agency Agreement in form and substance acceptable to Lender in Lender's sole and absolute discretion.

        4.3 Collection of Portfolio Loan Receivables, Accounts, General Intangibles and Chattel Paper. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify Obligors or other obligors that Portfolio Loan Receivables, Accounts, chattel paper or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect the Portfolio Loan Receivables, Accounts, chattel paper or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Lender, as Lender's trustee, any Collections that it receives and immediately will deliver said Collections to Servicer pursuant to the Servicing Agreement or, at the request of Lender to Lender, in each case in their original form as received by Borrower.

        4.4 Delivery of Additional Documentation Required. At any time upon the request of Lender, Borrower shall execute and deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security

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

agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Lender may request in its Permitted Discretion, in form and substance satisfactory to Lender, to perfect and continue perfected or better perfect the Lender's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Lender in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by Applicable Law, Borrower authorizes Lender to execute any such Additional Documents in Borrower's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, Borrower shall (a) provide Lender with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Borrower during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Borrower that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrower's ownership thereof, and (c) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

        4.5 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of Borrower on any of the documents described in Section 4.4, (b) endorse Borrower's name on any Collection item that may come into Lender's possession, (c) at any time that an Event of Default has occurred and is continuing: (i) send requests for verification with respect to any Portfolio Loan Receivable, (ii) settle and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, (iii) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (iv) prepare, file, and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Obligor, or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral, (v) receive and open mail addressed to Borrower and dispose of all Collections and related mail and payment items, and notify postal authorities to change the address for delivery thereof to such address as Lender may designate, (vi) use the information recorded on or contained in any data processing equipment, computer hardware, and software relating to the Collateral, (vii) settle and adjust disputes and claims respecting the Portfolio Loan Receivables directly with Obligors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary, (viii) execute such assignments, for and in the name of Borrower, as necessary to cause any Portfolio Mortgage to be assigned to Lender and (ix) execute, as a Person authorized to do so under the Code, or in the name of Borrower, such statements of continuation, assignment or amendment with respect to any financing statements included in the Portfolio Documents as Lender may deem necessary, and
(d) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement. The appointment of Lender as Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have

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

been fully and finally repaid and performed and Lender's obligations to extend credit hereunder are terminated.

        4.6 Right to Inspect. Lender and its officers, employees, or agents shall have the right, from time to time (a) during normal business hours so long as no Default or Event of Default is in existence and no Material Adverse Change has occurred or (b) otherwise, at Lender's discretion, to inspect the Books and the Portfolio Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral. Without limiting the foregoing, Lender shall have the right at any time to visit the properties (including Real Property) of Borrower included in the Portfolio Collateral, discuss Borrower's business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of Lender hereunder or under any of the Loan Documents, with Borrower's principal officers, independent accountants and other professionals providing services to Borrower, and any other Person, and verify any matter relating to the Collateral, provided, that nothing herein shall be construed to grant Lender any rights of examination and inspection with respect to any Obligor which are greater than Borrower's rights of examination and inspection with respect to such Obligor. Lender shall have full access to all records available to Borrower or Servicer from any credit reporting service, bureau or similar service and shall have the right to examine and make copies of any such records.

        4.7 Control Agreements. Borrower agrees that it will not transfer assets out of any Securities Accounts other than as permitted under Section 7.19 and, if to another securities intermediary, unless each of Borrower, Lender, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Borrower without the prior written consent of Lender. Upon the occurrence and during the continuance of a Default or Event of Default, Lender may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Lender's Account.

        4.8 Portfolio Acquisition Documents. Borrower shall promptly provide Lender with copies of all Portfolio Acquisition Documents, and all collateral assignments and financing statements which are filed in connection therewith on or after the Closing Date.

        4.9 Portfolio Documents. Borrower will maintain all Portfolio Documents (other than Portfolio Notes which have been delivered to Lender pursuant to Section 4.2) in a secure manner in a location with fire, casualty and theft protection satisfactory to the Lender. Borrower will provide to Lender copies of any Portfolio Documents as Lender may request.

        4.10 Borrower's Perfection. Borrower represents to Lender that all appropriate financing statements, and all related statements of assignment or amendment in order to cause Borrower to be properly noted as secured party of record with respect thereto, have been filed in all filing locations as may be required to perfect and protect in favor of Borrower all security interests, liens and rights evidenced by all Portfolio Documents with respect to all personal property securing Portfolio Loan Receivables existing as of the Closing Date, and that such filings remain effective as of such date. Unless otherwise expressly agreed by Lender, Borrower

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covenants that it will take all action necessary to maintain the effectiveness of such filings. Lender is authorized to file any UCC-3 statements of continuation, assignment or amendment as it may determine in its discretion to be necessary to enable it to protect and maintain its interests under this Agreement. Borrower hereby irrevocably authorizes Lender to file, and at Lender's request Borrower shall execute, such other financing statements and amendments thereof, in form and substance satisfactory to Lender, as Lender may request in order to protect and maintain its interests under this Agreement. Borrower represents to Lender that all filings and recordations, and all related assignments, have been filed or recorded in all jurisdictions as may be required to perfect and protect in favor of Borrower all Portfolio Mortgages and other liens or interests evidenced by Portfolio Documents with respect to all Real Property securing Portfolio Loan Receivables existing as of the Closing Date, and that such filings and recordations remain effective as of such date.

        4.11 Custodial Possession. Upon written request, Lender will deliver any Portfolio Note and related Portfolio Documents to Borrower or any Servicer for the limited purpose of any presentation, collection, renewal, sale or disposition not prohibited by this Agreement, provided, that such request shall specify the specific limited purpose thereof and identify the Portfolio Note and related Portfolio Documents which are the subject of such request and, prior to taking possession thereof, Borrower (or Servicer on its behalf) shall sign a custodial receipt, in form satisfactory to Lender (i) identifying such Portfolio Note and related Portfolio Collateral Documents, (ii) stating such limited purpose, (iii) committing Borrower (and, if applicable, such Servicer) to return possession of such Portfolio Note and related Portfolio Collateral Documents to Lender promptly upon completion of such purpose but in any event no later than twenty one (21) calendar days after taking possession thereof (unless the stated limited purpose is sale or disposition, in which event such custodial receipt shall confirm arrangements, satisfactory to Lender, for delivery of all proceeds thereof to Lender), (iv) stating that Borrower's (and, if applicable, such Servicer's) possession of such Portfolio Note and related Portfolio Documents at all times remains subject to Lender's rights under this agreement and (v) containing such other agreements or confirmations as Lender may require.

5. REPRESENTATIONS AND WARRANTIES.

                In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties to Lender which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

        5.1 No Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

        5.2 Eligible Portfolio Loan Receivables. Each Eligible Portfolio Loan Receivable (i) to the best of Borrower's knowledge, represents bona fide existing obligations created by the lending of money by an Originator to its borrower customer in the ordinary course of such

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Originator's business and (ii) has been absolutely sold, transferred and conveyed by a Seller to Borrower, and purchased and accepted by Borrower from such Seller, pursuant to Portfolio Acquisition Documents. Each Eligible Portfolio Loan Receivable has been documented in accordance with the Required Procedures and the Portfolio Agreements evidencing same, as delivered to Lender, represent the entire agreement by Obligor with respect thereto. Unless otherwise disclosed to Lender in writing at the time of proposing a Portfolio Receivable to Lender for eligibility, neither Borrower nor Parent has received notice of
(a) actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Obligor regarding any Eligible Portfolio Loan Receivable or (b) actual or threatened litigation regarding the validity or enforceability of any Eligible Portfolio Loan Receivable or the validity, enforceability or priority of any Portfolio Mortgage or Lien on other Portfolio Collateral. With respect to each Eligible Portfolio Loan Receivable, Borrower has duly recorded an assignment of the Portfolio Mortgage in favor of Borrower and duly filed financing statements with respect to any Personal Property Collateral for such Eligible Portfolio Loan Receivable against the applicable Obligor in all applicable jurisdictions, and Borrower has taken all action to cause such Seller's transfer and assignment thereof to Borrower to be filed of record in all appropriate filing offices as required to disclose such transfer and assignment and protect Borrower's ownership thereof. Unless otherwise clearly disclosed to Lender in writing prior to submission to Lender for evaluation for eligibility, Borrower represents that it is the sole legal and beneficial owner of each Portfolio Loan Receivable proposed to Lender as an Eligible Portfolio Loan Receivable, and all related Portfolio Documents and Portfolio Books, and that no participation interest or other ownership interest (legal, beneficial or otherwise) has been sold or is otherwise outstanding with respect thereto.

        5.3 Equipment. All of the Equipment is used or held for use in Borrower's business and is fit for such purposes.

        5.4 Location of Books, Inventory and Equipment. The Books are not stored with a bailee, warehouseman, or similar party and are located in Borrower's possession, or in Servicer's possession on behalf of Borrower, only at the locations identified on Schedule 5.4. All Inventory and Equipment is located at the locations identified on Schedule 5.4.

        5.5 Portfolio Loan Receivables Records. To the best knowledge and belief of Borrower, all entries in all Portfolio Books, as of the Closing Date, are true, correct and complete in all material respects. All Portfolio Books are true, correct and complete in all material respects with respect to all payments, advances, and events occurring after the Closing Date.

        5.6 Location of Chief Executive Office; FEIN. The chief executive office of Borrower is located at the address indicated in Schedule 5.6 and Borrower's FEIN is identified in Schedule 5.6.

        5.7     Due Organization and Qualification; Subsidiaries

                        (a) Borrower is a wholly-owned Subsidiary of K-W

Properties. Parent owns 100% of the Capital Stock of K-W Properties. Each Obligated Party is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to

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result in a Material Adverse Change. No Obligated Party is required to obtain any licenses, permits or approvals from any Governmental Authority in order to engage in its line of business which it has not duly obtained.

                        (b) Set forth on Schedule 5.7(b), is a complete and

accurate description of the authorized Capital Stock of Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.7(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's Capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any security convertible into or exchangeable for any of its Capital Stock.

                        (c) Borrower has no direct or indirect Subsidiaries.

        5.8     Due Authorization; No Conflict

                        (a) The execution, delivery, and performance by Borrower

of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

                        (b) The execution, delivery, and performance by Borrower

of this Agreement and the other Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower's interest holders or any approval or consent of any Person under any material contractual obligation of Borrower.

                        (c) Other than the filing of the financing statements,

the execution, delivery, and performance by Borrower and the other Persons party to this Agreement and the other Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Persons.

                        (d) This Agreement and the other Loan Documents to which

Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                        (e) The Lender's Liens are validly created, perfected,

and first priority Liens, subject only to Permitted Liens.

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                        (f) The execution, delivery, and performance by

Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Guarantor.

                        (g) The execution, delivery, and performance by

Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Guarantor, the Governing Documents of Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor,
(iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Guarantor, other than Permitted Liens, or (iv) require any or consent of any Person under any material contractual obligation of Guarantor.

                        (h) The execution, delivery, and performance by

Guarantor of the Loan Documents to which Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                        (i) The Loan Documents to which Guarantor is a party,

and all other documents contemplated hereby and thereby, when executed and delivered by Guarantor will be the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

        5.9 Litigation. Other than those matters disclosed on Schedule 5.9, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrower or Guarantor, threatened against Borrower or Guarantor, or any of its

Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Borrower or Guarantor, or any of its Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

        5.10 No Material Adverse Change. All financial statements relating to Borrower or Parent that have been delivered by Borrower or Parent to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower's or Parent's financial condition, as the case may be, as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower or Parent since the date of the latest financial statements submitted to Lender on or before the Closing Date.

        5.11    Fraudulent Transfer

                        (a) Each of Borrower and Parent is Solvent.

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                        (b) No transfer of property is being made by Borrower or

Parent and no obligation is being incurred by Borrower or Parent in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or Parent.

        5.12 Employee Benefits. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

        5.13 Environmental Condition. Except as set forth on Schedule 5.13, (a) to Borrower's knowledge, none of Borrower's assets has ever been used by Borrower or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) Borrower has not received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property, and (d) Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

        5.14 Brokerage Fees. Any and all brokerage commissions or finders fees payable in connection herewith shall be the sole responsibility of Borrower and Lender shall have no obligation for any such payments.

        5.15 Intellectual Property. Borrower owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently or proposed to be conducted. Attached hereto as Schedule 5.15 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which Borrower is the owner or is an exclusive licensee.

        5.16 Leases. Borrower is not party to any lease agreement. No Books or Portfolio Records are located on any leased premises except as described in
Schedule 5.16.

        5.17 DDAs. Set forth on Schedule 5.17 are all of Borrower's DDAs, including, with respect to each depository (i) the name and address of such depository, and (ii) the account numbers of the accounts maintained with such depository.

        5.18 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower or Parent in writing to Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or Parent in writing to Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material

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respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Business Plan represents, and as of the date on which any other Projections are delivered to Lender, such additional Projections will represent Borrower's good faith best estimate of its future performance for the periods covered thereby.

        5.19 Indebtedness. The Borrower has no Indebtedness outstanding other than the Subordinated Debt identified on Schedule 5.19.

        5.20 Compliance. The Required Procedures, the Portfolio Documents and all actions and transactions by Parent, Borrower and Servicer in connection therewith comply in all material respects with all Applicable Laws.

        5.21 Servicing. Borrower has entered into the Servicing Agreement with Parent pursuant to which Borrower has engaged Parent, as Servicer and as Borrower's agent, to monitor, manage, enforce and collect the Portfolio Loan Receivables comprising the Purchased Portfolio and disburse Collections in respect thereof as provided by the Servicing Agreement, subject to this Agreement. Parent has the requisite knowledge, experience, expertise and capacity to service the Purchased Portfolio.

6. AFFIRMATIVE COVENANTS.

        Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower shall and shall cause each of its Subsidiaries to do all of the following:

        6.1     Accounting System. Maintain a system of accounting that enables





Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Lender.

        6.2 Collateral Reporting. Provide Lender with the following documents at the following times in form satisfactory to Lender and signed by Mary L. Ricks, Stephen J. Collias, or any Authorized Person satisfactory to Lender:

Prior to any Advance (a) a calculation of the Borrowing Base as of such date (including aging reports, delinquency and past due reports in respect of Portfolio Loan Receivables, and such other information reasonably requested by Lender),

Monthly (not later

than the 10th day       (b) an ERV Projection for each Portfolio Pool as of the
of each month)          last day of the preceding calendar month;

                        (b) a Borrowing Base Certificate as of the last day of the preceding calendar month with includes a detailed analysis of the Borrowing Base as of the date thereof, together with a reconciliation to the Borrowing Base Certificate previously provided to Lender and containing all information reasonably requested by Lender,

                        (c) detailed information regarding Portfolio Loan Receivables, including all

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                        information reasonably requested by Lender,

                        (d) for each Portfolio Pool, a current cumulative listing of Portfolio Loan Receivables Borrower has deemed to be uncollectible.

                        (d) a report of the amount of Portfolio Payment Collections actually received during the prior month, together with a reconciliation against the amount of Portfolio Payment Collections projected to be received during such month;

                        (e) a report of dispositions of Portfolio Loan Receivables, if any, and Collections received in respect thereof during the prior month;

                        (f) a report detailing Real Property of Borrower and including such information as Lender may reasonably request;

                        (d) a detailed calculation of Borrower's and its Subsidiaries' obligations with respect to Bank Product Agreements; and

Upon request by         (e) such other reports as to the Collateral, or the
Lender                  financial condition of Borrower or Parent, as Lender may
                        reasonably request.

In addition, Borrower agrees to cooperate fully with Lender to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

        6.3     Financial Statements, Reports, Certificates. Deliver to Lender:

                        (a) as soon as available, but in any event within 30

days after the end of each month during each of Borrower's fiscal years,

                        (i) a company prepared consolidated balance sheet and
                income statement covering Borrower's and its Subsidiaries' operations during such period,

                        (ii) a certificate signed by the chief financial officer
                of Borrower to the effect that:

                                (A) the financial statements delivered hereunder
                        have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Borrower and its Subsidiaries,

                                (B) the representations and warranties of
                        Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made

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

                        on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                                (C) there does not exist any condition or event
                        that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto), and

                        (iii) for each month that is the date on which a
                financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20,

                        (b) as soon as available, but in any event within 90

days after the end of each of Borrower's fiscal years, consolidated financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants acceptable to Lender in Lender's sole and absolute discretion (Lender acknowledges that as of the Closing Date KPMG LLP is acceptable to Lender) and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management), together with a certificate of such accountants addressed to Lender stating that such accountants do not have knowledge of the existence of any Default of Event of Default under Section 7.20,

                        (c) as soon as available, but in any event within 30

days after the end of each fiscal quarter during each of Parent's fiscal years,

                        (i) a company prepared consolidated balance sheet and
                income statement covering Parent's operations during such period,

                        (ii) a certificate signed by the chief financial officer
                and controller of Parent (in each case in his or her representative capacity as an officer of Parent and not individually) to the effect that:

                                (A) the financial statements delivered hereunder
                        have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent,

                                (B) the representations and warranties of Parent
                        contained in the Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                                (C) there does not exist any condition or event
                        that constitutes a Default or Event of Default (or, to the extent of any non-compliance,

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

                        describing such non-compliance as to which he or she may have knowledge and what action Parent has taken, is taking, or proposes to take with respect thereto), and

                        (d) as soon as available, but in any event within 90

days after the end of each of Parent's fiscal years, consolidated financial statements of Parent for each such fiscal year, audited by independent certified public accountants acceptable to Lender in Lender's sole and absolute discretion and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

                        (e) as soon as available, but in any event 30 Business

Days prior to the start of each of Borrower's fiscal years, copies of Borrower's Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Lender, for the forthcoming two years, year by year, and for the first such fiscal year, month by month, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower during the period covered thereby, and for each fiscal year thereafter, on a quarterly basis, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower during the period covered thereby,

                        (i) if and when filed by Borrower,

                        (ii) copies of Parent's federal income tax returns, and
                any amendments thereto, filed with the Internal Revenue Service, and

                        (iii) any other information that is provided by Borrower
                to Parent in its capacity as sole shareholder, generally,

                        (f) if and when filed by Borrower and as requested by

Lender, satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which (i) Borrower conducts business or is required to pay any such excise tax, (ii) where Borrower's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of Borrower, or (iii) where Borrower's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

                        (g) as soon as Borrower has knowledge of any event or

condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto,

                        (h) as soon as available, any other information that is

material to the Purchased Portfolio or any Portfolio Pool, Servicer's ability to perform its obligations under the Servicing Agreement, Borrower's ability to repay the Obligations or Borrower's ability to timely perform any of its obligations under the Loan Documents, and

                        (i) upon the request of Lender, any other information

reasonably requested relating to the financial condition of Borrower.

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

Neither Parent nor any Subsidiary of Borrower will have a fiscal year different from that of Borrower. Borrower agrees that its independent certified public accountants are authorized to communicate with Lender and to release to Lender whatever financial information concerning Borrower as Lender reasonably may request. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Lender pursuant to or in accordance with this Agreement, and agrees that Lender may contact directly any such accounting firm or service bureau in order to obtain such information.

        6.4 Relationship with Obligors. Perform on-site examinations with respect to each Obligor on a Portfolio Loan Receivable prior to holding or consummating any judicial or non-judicial foreclosure sale of any Portfolio Collateral securing same, and the records of such examinations and all supporting information and documentation shall be maintained by Borrower and made available to Lender upon request. Borrower shall deliver to Lender as soon as available, copies of all write-ups, credit reports, term sheets, and other information pertaining to Borrower's transactions with existing or prospective Obligors. Borrower shall promptly notify Lender of any default or event of default under the Portfolio Documents or the occurrence of any other event which may impair the prospect of payment of any Portfolio Loan Receivable.

        6.5 Title to Property. Upon Lender's request, promptly deliver to Lender, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Personal Property Collateral.

        6.6 Maintenance of Properties. Maintain and preserve all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee so as to prevent any loss or forfeiture thereof or thereunder. Borrower shall not permit any item of Personal Property Collateral to become a fixture to Real Property or an accession to other property, and such Personal Property Collateral shall at all times remain personal property.

        6.7 Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by Applicable Laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits. Borrower shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which Borrower is required to pay any such excise tax, in form satisfactory to Lender.

        6.8     Insurance

                        (a) At Borrower's expense, maintain insurance respecting

its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar

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

businesses. Borrower also shall maintain business and public liability insurance. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver copies of all such policies to Lender with a satisfactory lender's loss payable endorsement naming Lender as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever.

                        (b) Borrower shall give Lender prompt notice of any loss

covered by such insurance. Lender shall have the exclusive right and may (but shall not be obligated) to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability of Lender to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to an account controlled by Lender to be applied at the option of Borrower either to (i) the prepayment of the Obligations or (ii) under staged payment terms reasonably satisfactory to Lender, for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items of property destroyed prior to such damage or destruction.

                        (c) Borrower will not take out separate insurance

concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless Lender is included thereon as named insured with the loss payable to Lender under a lender's loss payable endorsement or its equivalent. Borrower immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Lender.

                        (d) Cause each Obligor to maintain insurance in

accordance with the requirements prescribed by the Required Procedures.

        6.9 Location of Books, Inventory and Equipment. Keep its Books, Inventory and Equipment only at the locations identified on Schedule 5.4; provided however, that Borrower may amend Schedule 5.4 so long as such amendment occurs by written notice to Lender not less than 30 days prior to the date on which any Books, Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Lender's Liens on such assets and also provides to Lender a Collateral Access Agreement.

        6.10 Compliance with Laws. Cause the Required Procedures, the Portfolio Loan Documents and all actions and transactions by Parent, Borrower or Servicer in connection therewith to comply in all material respects with all Applicable Laws.

        6.11 Leases. Cause Parent to pay when due all rents and other amounts payable under any lease agreement with respect to leased premises where any of the Portfolio Documents or

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Portfolio Books are located, in each case unless such payments are the subject of a Permitted Protest.

        6.12 Brokerage Commissions. Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrower's obtaining financing from Lender under this Agreement. Borrower agrees and acknowledges that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrower, and Borrower agrees to indemnify, defend, and hold Lender harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from Lender under this Agreement.

        6.13 Existence. At all times preserve and keep in full force and effect Borrower's valid existence and good standing and any rights and franchises material to Borrower's businesses.

        6.14    Environmental

                        (a) Keep any property either owned or operated by

Borrower free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Lender documentation of such compliance which Lender reasonably requests, (c) promptly notify Lender of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by Borrower and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Lender with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

                        (b) As soon as reasonably possible and in any event

within 60 days after request by Lender, provide Lender with an environmental site assessment report, prepared by an environmental consultant acceptable to Lender and in form satisfactory to Lender, with respect to any Portfolio Collateral.

        6.15 Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Lender if any written information, exhibit, or report furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

        6.16 Collateral Access. Execute and maintain in full force and effect Collateral Access Agreements n connection with all Personal Property Collateral and personal property securing Portfolio Loan Receivables. Borrower shall assign all of its rights under such Collateral Access Agreements to Lender and shall take all further action to ensure that Lender, as collateral assignee of Borrower, has access to such property.

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        6.17 Due Diligence. Cooperate fully with Lender in connection with
Lender's due diligence, from time to time, with respect to property proposed by Borrower as Collateral and Portfolio Collateral. Without limitation, Borrower will provide Lender with access to all information, files, records and other information respecting Collateral or Portfolio Collateral as Lender may request. Lender shall be entitled to procure such appraisals, brokers' price opinions, lien search reports, tax filing reports, title reports, evaluations or other reports, certifications or information as it may require in connection with its evaluation or re-evaluation of any Collateral.

        6.18 Separate Existence; Conduct of Business. Borrower acknowledges that the Lender has executed this Agreement and entered into the other Loan Documents in reliance upon Borrower's identity as a separate legal entity from Parent. From and after the Closing Date, Borrower shall conduct its own business in its own name and take all reasonable steps, including, without limitation, all steps that the Lender may from time to time reasonably request, to maintain Borrower's identity and existence as separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of Parent and is not an operating division of Parent. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower shall:

                        (a) conduct all transactions with Parent (including,

without limitation, under the Servicing Agreement) strictly on an arm's-length basis and allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Parent, as the case may be, and Borrower on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                        (b) observe all corporate formalities as a distinct

entity, and ensure that all corporate actions relating to the dissolution or liquidation of Borrower or the initiation or participation in, acquiescence in, or consent to any bankruptcy, insolvency, reorganization, or similar proceeding involving Borrower, are duly authorized by unanimous vote of its managers;

                        (c) maintain Borrower's Books separate from the books

and records of Parent and otherwise readily identifiable as its own assets rather than assets of Parent;

                        (d) except as provided by Section 2.7(b), not commingle

funds or other assets of Borrower with those of Parent and, except for the Designated Account, not maintain bank accounts or other depository accounts to which Borrower is an account party, into which Borrower makes deposits or from which Borrower has the power to make withdrawals; and

                        (e) except the Service Fee, not permit Borrower to pay

or finance any of Parent's operating expenses.

        6.19 Servicing Agreement. Cause Servicer to promptly provide Lender with true and complete copies of all notices sent or received by Servicer under the Servicing Agreement.






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7. NEGATIVE COVENANTS.

                Borrower covenants and agrees that, until termination of this Agreement and full and final payment of the Obligations, Borrower will not and will not permit any of its Subsidiaries to do any of the following:

        7.1 Indebtedness. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                        (a) Indebtedness evidenced by this Agreement and the

other Loan Documents,

                        (b) Subordinated Debt set forth on Schedule 5.19, and

refinancings, renewals, or extensions thereof provided that (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Lender's reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower's creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that are materially more burdensome or restrictive to Borrower and (iv) such Indebtedness constitutes Subordinated Debt.

        7.2 Liens. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(b) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

        7.3     Restrictions on Fundamental Changes

                        (a) Enter into any merger, consolidation,

reorganization, or recapitalization, or reclassify its Capital Stock, other than a conversion of Borrower's corporate form to a "Subchapter S corporation" under the IRC, provided that all documentation in respect of such conversion is satisfactory to Lender and nothing impairs the Obligations, Lender's Liens, or Lender's rights or Borrower's obligations under the Loan Documents.

                        (b) Liquidate, wind up, or dissolve itself (or suffer

any liquidation or dissolution).

                        (c) Convey, sell, lease, license, assign, transfer, or

otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

                        (d) Change its jurisdiction of organization.

        7.4 Disposal of Assets. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of Borrower's assets.

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        7.5 Change Name. Change Borrower's name, FEIN, corporate structure, or identity, or add any new fictitious name; provided however, that Borrower may change its name upon at least 30 days prior written notice to Lender of such change and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Lender's Liens.

        7.6 Guarantee. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower in the ordinary course of business or which are transmitted or turned over to Lender.

        7.7 Nature of Business. Engage directly or indirectly in any line of business or activity other than owning and servicing the Purchased Portfolio and the transactions contemplated and authorized by the Servicing Agreement.

        7.8     Prepayments and Amendments.

                        (a) Prepay, redeem, defease, purchase, or otherwise

acquire any Indebtedness of any Obligated Party, other than the Obligations in accordance with this Agreement, and

                        (b) Directly or indirectly, amend, modify, alter,

increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness except as allowed by Section 7.1(b).

        7.9 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.

        7.10 Required Procedures. Make any changes or revisions in any material respect to the Required Procedures.

        7.11 Modification of Portfolio Loan Receivables. Modify any Portfolio Loan Receivable or Portfolio Documents, other than modifications made in accordance with the Required Procedures, provided, that no such modification may forgive any amount payable under a Portfolio Loan Receivable, release any guaranty of a Portfolio Loan Receivable or release any Portfolio Collateral without the prior written consent of Lender.

        7.12 Distributions. Other than Permitted Distributions, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

        7.13 Accounting Methods. Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records, or in the case of Servicer, its records with respect to Borrower and the Purchased Portfolio, without said

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accounting firm or service bureau agreeing to provide Lender information regarding the Collateral or Borrower's financial condition.

        7.14 Investments. Directly or indirectly, form or acquire any Subsidiaries or make or acquire any other Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment other than Cash Equivalents.

        7.15 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Lender, and that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-Affiliate.

        7.16 Suspension. Suspend or go out of a substantial portion of its business.

        7.17 Use of Proceeds. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby as of the Closing Date and
(ii) to refinance indebtedness as provided by the Disbursement Letter, and (b) thereafter, to finance the purchase of new Portfolio Pools, Permitted Distributions, Protective Advances, payment of the Service Fee and Servicing Costs, and for corporate purposes in the ordinary course of Borrower's business.

        7.18 Change in Location of Chief Executive Office, Books and Records or Substantial Collateral; Inventory and Equipment with Bailees. Relocate its chief executive office, its Books and Records or a substantial portion of any other Collateral to a new location without providing 30 days prior written notification thereof to Lender and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected the Lender's Liens and also provides to Lender a Collateral Access Agreement with respect to such new location. The Books, Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

        7.19 Securities Accounts. Establish or maintain any Securities Account unless Lender shall have received a Control Agreement in respect of such Securities Account. Borrower shall not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

        7.20    Financial Covenants.

                        (a) Fail to maintain, for Borrower:

                        (i) Tangible Net Worth. Tangible Net Worth as of each
                date specified below until the Maturity Date, in an amount equal to or greater than:

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                Test Date                          Minimum Tangible Net Worth

                Closing Date                       $1,100,000
                March 31, 2003                     $1,600,000
                June 30, 2003                      $2,100,000
                September 30, 2003                 $2,600,000
                December 31, 2003                  $3,100,000
                March 31, 2004                     $3,600,000
                June 30, 2004                      $4,100,000
                September 30, 2004                 $4,600,000
                December 31, 2004                  $5,100,000
                March 31, 2005                     $5,600,000
                June 30, 2005                      $6,100,000
                September 30, 2005                 $6,600,000

                        (ii) Maximum Ratio of Debt to Tangible Net Worth. A
                ratio of Indebtedness (excluding Subordinated Debt) to Tangible Net Worth as of the last day of each fiscal quarter at any time of less than 3.75 to 1.0;

                        (iii) Minimum Interest Coverage Ratio. Interest Coverage
                Ratio, as of the end of any fiscal quarter, equal to or greater than 1.5 to 1.0; and

                        (iv) Senior Debt to ERV Ratio. Senior Debt to ERV Ratio,
                as of the last day of each fiscal quarter of Borrower, at an amount which is less than or equal to the Senior Debt to ERV Ratio Requirement.

        7.21 Participations. Sell participations or any other interest in any Portfolio Loan Receivable.

        7.22 Compromise or Settlement of Portfolio Loan Receivables. Compromise, settle, adjust, or modify any Portfolio Loan Receivable if such action would result in Borrower receiving less than the Release Price thereof.

        7.23 Acquisition of Real Property. Acquire any Real Property except as permitted by Section 7.24.

        7.24 Foreclosure (or Deed in Lieu) Regarding Portfolio Collateral. Notify Lender of recordation of any notice of default on a Portfolio Loan Receivable within seven (7) days of recordation thereof, and in writing with each Borrowing Base Certificate delivered to Lender. Borrower shall also notify Lender in writing with each Borrowing Base Certificate delivered to Lender, the date upon which any notice of foreclosure sale was recorded and the initial date set for related foreclosure sale. In the case of a notice of foreclosure sale, Borrower will also notify Lender in writing of the recordation of any related notice of trustee sale within five (5) days of recordation thereof, and include in such notice the date first set for sale. Promptly upon consummation of any such foreclosure or trustee sale, or any deed or bill of sale in lieu of foreclosure, retention of collateral in satisfaction of debt or similar transaction, Borrower shall deliver to Lender true and complete copies of all documentation executed (in the case of notices, postings and the like), or to be executed (in the case of deeds, bills of sale or other documents

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related to consummation of such transaction or transfer of such property), by
Borrower in respect thereof. In the event Borrower intends or expects, by means of any such foreclosure, deed or bill of sale in lieu of foreclosure, retention of collateral in satisfaction of debt or similar transaction, to acquire title to any personal property included in the Portfolio Collateral, Borrower shall, contemporaneously upon acquiring such title, execute and deliver to Lender such security agreements, financing statements or other documents as may be required by Lender in order to maintain Lender's interest therein (Borrower hereby appoints Lender as its attorney-in-fact, and grants Lender a special power of attorney, coupled with an interest, to execute any such security agreements, financing statements or other documents, in Borrower's name and on its behalf, and file and record same as required to perfect Lender's interest therein). Borrower will not acquire title to, or take possession of, any Real Property unless Borrower has determined, based on an environmental site assessment prepared by a credentialed consultant acceptable to Lender who regularly conducts environmental audits, that such Real Property, including all improvements thereon, is in compliance with applicable Environmental Requirements and that there are no circumstances present on such Real Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law.

        7.25 Release of Real Property Collateral. Following a request by Borrower, in connection with any Permitted Disposition of Real Property, Lender will deliver to an escrow or title company (which escrow or title company shall be a bona fide and reputable company as reasonably determined by Lender), a release of Lender's Lien on such Real Property, provided that no Default or Event of Default is in existence and each of the following conditions has been satisfied:

                        (a) If the net proceeds of such Permitted Disposition

equal or exceed the applicable Release Price for such Real Property, Lender shall have received assurances acceptable to Lender that (i) the escrow agent shall not record such release until such escrow agent holds for Lender's account in immediately available funds an amount equal to the applicable Release Price for such Real Property and is irrevocably committed to disbursing such Release Price to Lender at the closing of such Permitted Disposition;

                        (b) If the net proceeds of such Permitted Disposition

are less than the applicable Release Price for such Real Property, (i) Borrower shall have pledged additional Collateral, acceptable to Lender in its sole and absolute discretion and sufficient to support such deficiency or Borrower shall have made a cash payment to Lender from Borrower's own funds (not constituting proceeds of an Advance) in an amount equal to such deficiency, and (ii) Lender shall have received assurance acceptable to Lender that such escrow agent shall not record such release until such escrow agent holds for Lender's account in immediately available funds an amount equal to the net proceeds of such Permitted Disposition and is irrevocably committed to disbursing such net proceeds to Lender at the closing of such Permitted Disposition;

                        (c) Prior to or at the time of the request for such

release, Borrower shall have delivered to Lender a pro forma settlement sheet showing the selling price of the parcel of Real Property to be released, the net proceeds of sale to be delivered to the Collection Account, and such other information as Lender shall require;

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                        (d) In the case of a partial release of the Mortgage,

prior to the transfer date, Borrower shall have delivered to Lender such title endorsements as Lender may require to establish the continuing priority of the lien of the Mortgage; and

                        (e) Prior to the transfer date, Borrower shall have

delivered to Lender a copy of an irrevocable written instruction by Borrower to the escrow or title company directing that such escrow or title company is only authorized to record the release upon payment of all net proceeds of sale to Lender.

        7.26    Servicing Agreement.

                        (a) With respect to the Servicing Agreement (i) amend or

modify the Servicing Agreement in any manner that (A) causes or allows the aggregate amount of the Service Fee payable under the Servicing Agreement to exceed, as of any time of determination, an amount equal to the amount of the Service Fee as determined pursuant to the Servicing Agreement on the Closing Date, and Servicing Costs, (B) except as allowed by clause (A) preceding, obligates Borrower for payment of any professional costs or court costs incurred by Servicer in servicing under the Servicing Agreement, (C) causes or allows the requirements applicable to Servicer's standards of conduct, compliance with laws or licensing requirements to be less restrictive than exist on the Closing Date,
(D) releases any indemnity obligations of Servicer or modifies any such obligations in any manner that is less restrictive than exist on the Closing Date, (E) relieves Servicer of its obligation to perform under the Servicing Agreement, or (ii) terminates the Servicing Agreement, or allows the Servicing Agreement to be terminated, in any such case without the prior written consent of Lender.

                        (b) Allow Servicer to delegate any of its duties or

functions under the Servicing Agreement to any Person, or otherwise engage any such Person to perform any such duties or functions for or on behalf of Servicer or Borrower.

                        (c) Transfer the duties and functions of Servicer under

the Serving Agreement to any other Person.






8. EVENTS OF DEFAULT.

                Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

        8.1 If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Lender, reimbursement of Lender Expenses, or other amounts constituting Obligations);

        8.2 If Borrower fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement or in any of the other Loan Documents;

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        8.3 If any material portion of any Obligated Party's or its
Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

        8.4 If an Insolvency Proceeding is commenced by an Obligated Party or any of its Subsidiaries;

        8.5 If an Insolvency Proceeding is commenced against an Obligated Party or any of its Subsidiaries, and any of the following events occur: (a) such Obligated Party or Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 15 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Lender shall be relieved of its obligations to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Obligated Party or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

        8.6 If any Obligated Party or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

        8.7 If a notice of Lien, levy, or assessment is filed of record with respect to any assets of an Obligated Party or any of its Subsidiaries by any Governmental Authority, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of assets of an Obligated Party or its Subsidiaries and the same is not paid before such payment is delinquent;

        8.8 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of the assets of an Obligated Party or any of its Subsidiaries;

        8.9 If there is a default in any material agreement to which an Obligated Party is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of Obligated Party obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

        8.10 If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

        8.11 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to Lender by an Obligated Party, its Subsidiaries or any officer, employee, agent, or director of an Obligated Party or any of its Subsidiaries;

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        8.12 If the obligation of Guarantor under the Guaranty, or any obligation of a Validity Guarantor under the Validity Guaranty, is limited or terminated by operation of law or by Guarantor thereunder;

        8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

        8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Obligated Party or any Affiliate thereof, or a proceeding shall be commenced by any Obligated Party or any Affiliate thereof, or by any Governmental Authority having jurisdiction over an Obligated Party, seeking to establish the invalidity or unenforceability thereof, or any Obligated Party or any Affiliate thereof shall deny that such Obligated Party has any liability or obligation purported to be created under any Loan Document;

        8.15    The occurrence of a Change of Control;

        8.16    The occurrence of a Material Adverse Change;

        8.17 Either Mary L. Ricks or William J. McMorrow shall cease to be employed in his or her current capacity with Borrower or Parent and a replacement satisfactory to Lender in its Permitted Discretion shall not be hired within 120 days of such termination of employment;

        8.18 Either Borrower or Servicer fails to comply, in any material respect, with its respective obligations under the Servicing Agreement; or

        8.19 Guarantor fails to comply, in any material respect, with its obligations under any Loan Documents to which it is a party.

9. LENDER'S RIGHTS AND REMEDIES.

        9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default, Lender (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by Borrower:

                        (a) Declare all Obligations, whether evidenced by this

Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                        (b) Cease advancing money or extending credit to or for

the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Lender;

                        (c) Exercise or assign any and all rights to collect,

manage, and service the Portfolio Loan Receivables, in Lender's discretion, including, (i) receive, process and account for all Collections in respect of Portfolio Loan Receivables, (ii) terminate the Servicing Agreement and assign Servicer's responsibilities to any replacement servicer, (iii) without notice

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to or demand upon Borrower, make any payments as are reasonably necessary or desirable in connection with the Servicing Agreement or any other agreement that Lender, Borrower or Servicer enters into with any replacement servicer, and (iv) take all lawful actions and procedures which Lender or such assignee deems necessary to collect the amounts due to Borrower in connection with Portfolio Loan Receivables (all amounts incurred by Lender pursuant to this clause (c) shall be Lender Group Expenses);

                        (d) Terminate this Agreement and any of the other Loan

Documents as to any future liability or obligation of Lender, but without affecting any of the Lender's Liens in the Collateral and without affecting the Obligations;

                        (e) Enforce any and all rights of Borrower under any

Portfolio Documents;

                        (f) Settle or adjust disputes and claims on Portfolio

Loan Receivables, Accounts, General Intangibles or Negotiable Collateral directly with Obligors and other obligors thereon for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit Borrower's Loan Account with only the net amounts received by Lender in payment thereof after deducting all Lender Expenses incurred or expended in connection therewith;

                        (g) Without notice to or demand upon Borrower or any

Guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Personal Property Collateral if Lender so requires, and to make the Personal Property Collateral available to Lender at a place that Lender may designate which is reasonably convenient to both parties. Borrower authorizes Lender to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender's determination appears to conflict with the Lender's Liens and to pay all expenses incurred in connection therewith and to charge Borrower's Loan Account therefor. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

                        (h) Without notice to Borrower (such notice being

expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Lender (including any amounts received in the Designated Account, or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by Lender;

                        (i) Hold, as cash collateral, any and all balances and

deposits of Borrower held by Lender, and any amounts received in the Designated Account, to secure the full and final repayment of all of the Obligations;

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                        (j) Maintain, repair, prepare for sale, advertise for

sale and sell (in the manner provided for herein) the Personal Property Collateral. Borrower hereby grants to Lender a license or other right to use, without charge, Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

                        (k) Sell the Personal Property Collateral at either a

public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines is commercially reasonable; provided that the Personal Property Collateral need not be present at any such sale;

                        (l) Lender shall give notice of the disposition of the

Personal Property Collateral as follows:

                        (i) Lender shall give Borrower a notice in writing of
                the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made; and

                        (ii) the notice shall be personally delivered or mailed,
                postage prepaid, to Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                        (m) Lender may credit bid and purchase at any public

sale;

                        (n) Lender may seek the appointment of a receiver or

keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by Applicable Law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                        (o) Lender may assume or assign any and all rights and

responsibilities to collect, manage, and service the Portfolio Loan Receivables, including without limitation, (i) the responsibility for the receipt, processing and accounting for all payments on account of the Portfolio Loan Receivables,
(ii) periodically sending demand notices and statements to the Obligors, (iii) enforcing legal rights with respect to the Portfolio Loan Receivables, including hiring attorneys to do so to the extent Lender or such third party deems such engagement necessary, and (iv) taking all lawful actions and procedures which Lender or such third party deems necessary to collect on the Portfolio Loan Receivables; provided, however, that such right shall arise only upon the occurrence of an Event of Default consisting of a failure to make any payment required hereunder when due, the occurrence of any other material Event of Default hereunder, or upon Lender determining that Borrower has engaged in fraudulent conduct in connection with any aspect of its handling of the Portfolio Loan Receivables, cash collected on

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account thereof, or any other Collateral; and provided, further, that all reasonable fees and expenses incurred by Lender in connection with the enforcement of its rights under this Section 9.1(o) shall be Lender Expenses;

                        (p) Lender shall have all other rights and remedies

available at law or in equity or pursuant to any other Loan Document; and

                        (q) Any deficiency that exists after disposition of the

Personal Property Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Borrower.

        9.2 Special Rights of Lender in respect of Portfolio Documents. Without limiting Section 9.1, should Borrower or Servicer default in performance of its servicing obligations in respect of any Portfolio Loan Receivable or fail to take any action necessary to preserve the ongoing performance and enforceability of any Portfolio Loan Receivable or preserve the value thereof then, in any such event, Lender shall have the right to take such action as Lender may deem necessary in its sole discretion to preserve the ongoing performance and enforceability of such Portfolio Loan Receivable and preserve the value thereof, including without limitation, taking any action that Borrower is required or authorized to take in respect of such Portfolio Loan Receivable or to otherwise properly service such Portfolio Loan Receivable, or contract with any Person to take or perform any such actions. Borrower hereby grants to Lender a special power of attorney (which shall be irrevocable, coupled with an interest and include power of substitution) to take any action authorized in this paragraph. Any advances, payments or other costs or expenses made or incurred by Lender in taking any action authorized under this paragraph shall be included within the Obligations and reimbursed to Lender on demand or, at Lender's discretion charged and treated as Advances. Lender's rights under this
Section 9.2 are cumulative of all other rights of Lender under the Loan Documents and may be exercised in whole or in part, in Lender's discretion. Lender shall have no obligation to take any action under this paragraph, and no undertaking by Lender under this paragraph shall obligate Lender to continue any such action or to take any other or additional action under this paragraph.

        9.3 Remedies Cumulative. The rights and remedies of Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

10. TAXES AND EXPENSES.

                If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and upon provision of prior or subsequent notice to Borrower, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves in Borrower's Loan Account as Lender deems necessary to protect Lender from the exposure

LOAN AND SECURITY AGREEMENT - Page 69
DALLAS2 939606V9 53877-00012
created by such failure, or (c) in the case of the failure to comply with
Section 6.8, obtain and maintain insurance policies of the type described in
Section 6.8 and take any action with respect to such policies as Lender deems prudent. Any such amounts paid by Lender shall constitute Lender Expenses and any such payments shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11. WAIVERS; INDEMNIFICATION.

        11.1 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

        11.2 Lender's Non-Liability for Collateral. Borrower hereby agrees that:
(a) So long as Lender complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (i)

the safekeeping of the Collateral, or for any act or failure to act with respect to the Collateral or for any loss or damage thereto (other than failure to exercise reasonable care in custody of promissory notes, security agreements delivered to Lender by Borrower under this Agreement), or for any diminution in the value thereof, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or
(iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower. In the case of any Negotiable Collateral, Lender shall have no duty or obligation to preserve rights against prior parties. The Obligations shall not be affected by any failure of Lender to take any steps to perfect its security interests or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Borrower from any of the Obligations.

        11.3 Indemnification. Borrower shall pay, indemnify, defend, and hold the Lender-Related Persons, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by Applicable
Law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them
(a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto and (c) arising from or in connection with any act or omission by Borrower or Parent (whether in its capacity as Servicer or otherwise), whether occurring prior to or after the (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary

LOAN AND SECURITY AGREEMENT - Page 70
DALLAS2 939606V9 53877-00012
notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12. NOTICES.

                Unless otherwise provided in this Agreement, all notices or demands by Borrower or Lender to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or Lender, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrower or Lender, as the case may be, at its address set forth below:

                If to Borrower:  KWP Financial IX, Inc.
                                 9601 Wilshire Blvd, Suite 220
                                 Beverly Hills, California 90210
                                 Attention: Steven J. Collias or Mary L. Ricks Telecopy No.: 310-887-6459 or 310-887-3447

                with copies to:  Kulik, Gottesman & Mouton

                                 15303 Ventura Blvd., Suite 1400

                                 Los Angeles, CA 90403
                                 Attention: Kent Mouton

                                 Telecopy: 310-557-1533

                If to Lender:    FOOTHILL CAPITAL CORPORATION
                                 2450 Colorado Avenue
                                 Suite 3000 West
                                 Santa Monica, California  90404
                                 Attn: Business Finance Division Manager
                                 Fax No. (310) 453-7413

                                 FOOTHILL CAPITAL CORPORATION
                                 13727 Noel Road

                                   Suite 1020

                                 Dallas, Texas  75240

LOAN AND SECURITY AGREEMENT - Page 71
DALLAS2 939606V9 53877-00012

                                 Attn:  Loan Portfolio Manager
                                 Fax No. (972) 387-4375

                with copies to:  Jenkens & Gilchrist
                                 A Professional Corporation
                                 1445 Ross Avenue, Suite 3200
                                 Dallas, Texas 75202
                                 Attn:  Daniel C. Garner
                                 Telecopy No. 214-855-4300

Lender and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Lender in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Lender in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by Applicable Law, transmitted by telefacsimile or any other method set forth above.

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

        13.1 THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        13.2 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13.2.

        13.3 BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE

LOAN AND SECURITY AGREEMENT - Page 72
DALLAS2 939606V9 53877-00012

TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

        14.1    Assignments and Participations.

                        (a) Lender may assign and delegate to one or more

assignees (each an "Assignee") all, or any ratable part of all, of the Obligations and the other rights and obligations of Lender hereunder and under the other Loan Documents; provided, however, that Borrower may continue to deal solely and directly with Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower by Lender and the Assignee, and (ii) Lender and its Assignee have delivered to Borrower an appropriate assignment and acceptance agreement.

                        (b) From and after the date that Lender provides

Borrower with such written notice and executed assignment and acceptance agreement, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment and acceptance agreement, shall have the assigned and delegated rights and obligations of Lender under the Loan Documents, and (ii) Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned and delegated by it pursuant to such assignment and acceptance agreement, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an assignment and acceptance covering all or the remaining portion of Lender's rights and obligations under this Agreement and the other Loan Documents, Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrower and the Assignee.

                        (c) Immediately upon Borrower's receipt of such fully

executed assignment and acceptance agreement, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the rights and duties of Lender arising therefrom.

                        (d) Lender may at any time sell to one or more

commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in the Obligations and the other rights and interests of Lender hereunder and under the other Loan Documents; provided, however, that (i) Lender shall remain the "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations and the other rights and interests of Lender shall not constitute a "Lender" hereunder or under the other Loan Documents and Lender's obligations under this Agreement shall remain unchanged, (ii) Lender shall remain solely

LOAN AND SECURITY AGREEMENT - Page 73
DALLAS2 939606V9 53877-00012
responsible for the performance of such obligations, (iii) Borrower and Lender shall continue to deal solely and directly with each other in connection with Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) Lender shall not transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating,
(B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement. The rights of any Participant only shall be derivative through Lender and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to Borrower, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by Lender.

                        (e) In connection with any such assignment or

participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrower or Borrower's business.

                        (f) Any other provision in this Agreement

notwithstanding, Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under Applicable Law.

        14.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by Lender shall release Borrower from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to
Section 14.1 and, except as expressly required pursuant to Section 14.1, no consent or approval by Borrower is required in connection with any such assignment.

LOAN AND SECURITY AGREEMENT - Page 74
DALLAS2 939606V9 53877-00012

15. AMENDMENTS; WAIVERS.

        15.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        15.2 No Waivers; Cumulative Remedies. No failure by Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Lender on any occasion shall affect or diminish Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Lender may have.

16. GENERAL PROVISIONS.

        16.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower and Lender.

        16.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

        16.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

        16.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

        16.5 Withholding Taxes. All payments made by Borrower hereunder or under any note will be made without setoff, counterclaim, or other defense, except as required by Applicable Law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of Lender, or (ii) to the extent that such tax results from a change in the circumstances of Lender, including a change in the residence, place of organization, or principal place of business of Lender, or a change in the branch or lending office of Lender participating in the transactions set forth herein) and all

LOAN AND SECURITY AGREEMENT - Page 75
DALLAS2 939606V9 53877-00012
interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.5 after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts payable to Lender if the increase in such amount payable results from Lender's own willful misconduct or gross negligence. Borrower will furnish to Lender as promptly as possible after the date the payment of any Taxes is due pursuant to Applicable Law certified copies of tax receipts evidencing such payment by Borrower.

        16.6 Amendments in Writing. This Agreement only can be amended by a writing signed by Lender and Borrower.

        16.7 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

        16.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or any Guarantor or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under Applicable Law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

        16.9 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                           [Signature page to follow.]

LOAN AND SECURITY AGREEMENT - Page 76
DALLAS2 939606V9 53877-00012

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                        KWP FINANCIAL IX, INC.
                                        a California corporation

                                        By:    /s/ [ILLEGIBLE]

                                           -------------------------------------
                                        Name:  [ILLEGIBLE]

                                             -----------------------------------
                                        Title: Secretary and CFO

                                              ----------------------------------







                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By:    /s/ [ILLEGIBLE]

                                           -------------------------------------
                                        Name:  DAVID B. FRICKE
                                             -----------------------------------
                                        Title: Vice President

                                              ----------------------------------

LOAN AND SECURITY AGREEMENT - Signature Page
DALLAS2 939606V9 53877-00012

                                  SCHEDULE P-1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                 Permitted Liens

None.

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.4

                                       TO

                           LOAN AND SECURITY AGREEMENT

                    Locations of Books, Inventory, Equipment

9601 Wilshire Blvd., Suite 200
Beverly Hills, CA 90210

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.6

                                       TO

                           LOAN AND SECURITY AGREEMENT

                          Chief Executive Office; FEIN

1. Chief Executive Office of Borrower:

        9601 Wilshire Blvd, Suite 220
        Beverly Hills, CA  90210

2. Borrower's FEIN: 74-3031038

DALLAS2 939606V9 53877-00012

                                 SCHEDULE 5.7(b)

                                       TO

                           LOAN AND SECURITY AGREEMENT

                           Capitalization of Borrower


                                                           # of

            Owner                Class of Capital       Authorized         # of Issued      Par Value     Certificate
                                      Stock               Shares             Shares                         Number
-----------------------------------------------------------------------------------------------------------------------

K-W Properties, a California          Common              10,000              1,000           $0.00            1
corporation
-----------------------------------------------------------------------------------------------------------------------

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.9

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   Litigation

None.

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.13

                                       TO

                           LOAN AND SECURITY AGREEMENT

                              Environmental Matters

None.

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.15

                                       TO

                           LOAN AND SECURITY AGREEMENT

                              Intellectual Property

None.

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.16

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                     Leases

Borrower's Books and Records are located at the premises leased by Kennedy-Wilson, Inc. and located at 9601 Wilshire Blvd., Suite 200, Beverly Hills, CA 90210.

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.17

                                       TO

                           LOAN AND SECURITY AGREEMENT

                             Demand Deposit Accounts

Wells Fargo Bank
9600 Santa Monica Blvd.
Acct #: 4170039804

Type of Acct:: Commercial Checking Account

DALLAS2 939606V9 53877-00012

                                  SCHEDULE 5.19

                                       TO

                           LOAN AND SECURITY AGREEMENT

                             Permitted Indebtedness

None.

DALLAS2 939606V9 53877-00012